UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☑ Definitive Proxy Statement
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☐ Soliciting Material Under Rule 14a-12
Rockville Financial, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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July 3, 2006
Dear Shareholder:
     You are cordially invited to attend the annual meeting of shareholders of Rockville Financial, Inc. The meeting will be held at Maneeley’s Banquet Facility, 65 Rye Street, South Windsor, Connecticut on Tuesday, August 22, 2006 at 10:00 a.m.
     At the Annual Meeting you will be asked to: (1) elect one Director to serve for a four-year term; (2) approve the Rockville Financial, Inc. 2006 Stock Incentive Award Plan; (3) ratify the appointment of Deloitte & Touche LLP as our independent auditors for the current year; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
     The Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominee for election as Director, FOR approval of the Rockville Financial, Inc. 2006 Stock Incentive Award Plan and FOR the ratification of Deloitte & Touche LLP as our independent auditors. We encourage you to read the accompanying Proxy Statement, which provides information regarding Rockville Financial, Inc. and the matters to be voted on at the Annual Meeting. We have also enclosed a copy of our Annual Report to Shareholders.
     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.
     We look forward to seeing you at the meeting.

Sincerely,

/s/ William J. McGurk

William J. McGurk
President and Chief Executive Officer

ROCKVILLE FINANCIAL, INC.
25 Park Street, Rockville, CT 06066
(860) 291-3600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 22, 2006
PROXY STATEMENT
ELECTION OF DIRECTORS (Proposal 1)
NOMINEE FOR DIRECTOR UNDER PROPOSAL 1
HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION
APPROVAL OF THE 2006 STOCK INCENTIVE AWARD PLAN (Proposal 2)
OTHER BUSINESS
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
ANNUAL REPORTS
Appendix A
Appendix B

ROCKVILLE FINANCIAL, INC.
25 PARK STREET, ROCKVILLE, CT 06066
(860) 291-3600
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2006

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Rockville Financial, Inc. (the “Company” or “Rockville”), the holding company for Rockville Bank (the “Bank”) will be held on Tuesday, August 22, 2006, at 10:00 a.m., at Maneeley’s Banquet Facility, 65 Rye Street, South Windsor, Connecticut 06074 for the following purposes:
1.	To elect one (1) Director of the Company for a four-year term.

2.	To approve the Rockville Financial, Inc. 2006 Stock Incentive Award Plan.

3.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2006.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting
     Pursuant to the Company’s bylaws, the Board of Directors of the Company has fixed the close of business on June 22, 2006, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Judy Keppner

Judy Keppner Secretary
July 3, 2006

ROCKVILLE FINANCIAL, INC.
25 Park Street, Rockville, CT 06066
(860) 291-3600

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rockville Financial, Inc. (the “Company” or “Rockville”) the holding company for Rockville Bank (the “Bank”) to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) which will be held at Maneeley’s Banquet Facility, 65 Rye Street, South Windsor, Connecticut on Tuesday, August 22, 2006 at 10:00 a.m., and at any adjournment thereof. This Proxy Statement is expected to be first mailed to shareholders on or about July 3, 2006.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
     The Annual Meeting has been called for the following purposes: (1) to elect one Director of the Company for a four-year term; (2) to approve the Rockville Financial, Inc. 2006 Stock Incentive Award Plan; (3) to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the year ended December 31, 2006; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
     If you vote using the enclosed form of proxy, your shares will be voted in accordance with the instructions indicated. Executed but unmarked proxies will be voted FOR the election of the Board’s nominee as Director, FOR the approval of the 2006 Stock Incentive Award Plan, and FOR the ratification of the appointment of Rockville’s independent auditors. Except for procedural matters incident to the conduct of the Annual Meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors.
SOLICITATION OF PROXIES
     All costs of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, Directors, officers and other employees of the Company or the Bank may solicit proxies personally, by telephone or other means without additional compensation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock.
REVOCATION OF PROXIES
     Shareholders who execute proxies retain the right to revoke them. A shareholder giving a proxy may revoke it at any time prior to its exercise by (i) filing with the Secretary of the Company written notice of revocation, (ii) submitting a duly-executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. Unless so revoked, the shares represented by the proxies will be voted according to the shareholder’s instructions on the proxy or, if no instructions are given, in favor of the Proposals described in this Proxy Statement. In addition, shares represented by proxies will be voted as directed by the Board of Directors with respect to any other matters that may properly come before the Annual Meeting or any adjournment. Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

WHO CAN VOTE
     Only shareholders of record as of the close of business on June 22, 2006, are entitled to vote at the Annual Meeting. On the record date, there were 19,435,000 shares of common stock, no par value, (the “Common Stock”) issued and outstanding. The Company has no other class of securities outstanding at this time. Each share of Common Stock is entitled to one vote except as described below. All votes, whether voted in person or by proxy, will be tabulated by the Company’s Inspector of Elections appointed for the Annual Meeting by the Board of Directors. Abstentions and broker non-votes are counted for purposes of establishing a quorum. Pursuant to the Company’s Certificate of Incorporation, shareholders are not entitled to cumulate their votes for the election of Directors. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting (after subtracting any shares in excess of the Limit described below) is necessary to constitute a quorum.
     As provided in the Company’s Certificate of Incorporation, holders of Common Stock other than Rockville Financial MHC, Inc. (the “Mutual Holding Company”) who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to vote with respect to shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.
VOTING PROCEDURES
     The Mutual Holding Company owned 55% of the outstanding shares of the Company’s Common Stock as of June 22, 2006. See Corporate Governance — General, below at page 3. All shares of Common Stock owned by the Mutual Holding Company will be voted in accordance with the instructions of the Board of Directors of the Company. The Mutual Holding Company is expected to vote such shares “FOR” the nominee for election as a Director, “FOR” approval of the 2006 Stock Incentive Award Plan and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent auditors. In accordance with the Federal Reserve Bank of Boston’s approval of our reorganization in 2005, the 2006 Stock Incentive Award Plan must be approved by (i) the holders of a majority of the Common Stock other than the Mutual Holding Company present or represented at the Annual Meeting and (ii) a majority of the total shares present and represented at the meeting without regard to broker non-votes and abstentions. Because the Mutual Holding Company holds in excess of 50% of the outstanding shares of the Common Stock, the votes it casts will ensure the presence of a quorum and determine the outcome of the election of the Director-nominee and the ratification of the appointment of the independent auditors.
     There is no cumulative voting for the election of Directors, and they are elected by a plurality of the vote. At the Annual Meeting, only one Director will be elected. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast at the Annual Meeting. An abstention by a shareholder present or represented at the Annual Meeting will have the same effect as a vote against the proposal to ratify the appointment of the independent auditors. Broker non-votes, however, are not counted as present and entitled to vote on the proposals, and have no effect on that vote.
     Executed but unmarked proxies will be voted FOR all proposals.
     Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters as determined by a majority of the Board of Directors.
     Enclosed with this Proxy Statement is the Company’s Annual Report to Shareholders for the year ended December 31, 2005. The Annual Report is not part of these proxy soliciting materials. The Company’s Annual Report on Form 10-K for the year ended December 31, 2005, is available on the Securities and Exchange

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Commission’s (“SEC”) website, www.sec.gov.
CORPORATE GOVERNANCE
General
     The Company was formed on December 17, 2004 as a state-chartered, mid-tier stock holding company to reorganize Charter Oak Community Bank Corp. from a state-chartered mutual holding company to a state-chartered two-tier mutual and stock holding company. The reorganization and initial stock issuance was completed on May 20, 2005, and fifty-five percent of the Company’s common stock was issued to Charter Oak Community Bank Corp., a state-chartered mutual holding company, which changed its name to Rockville Financial MHC, Inc. as part of the reorganization. The Company holds all of the common stock of Rockville Bank (“the Bank”). The Federal Reserve Board regulates the Company and Rockville Financial MHC, Inc.
     The business and affairs of the Company are managed by or under the direction of its Board of Directors. Members of the Board of Directors inform themselves of the Company’s business through discussions with its President and Chief Executive Officer and with other key members of management, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees.
Independence of Board of Directors and Members of Its Committees
     It is the policy of the Company’s Board of Directors that a majority of its Directors be independent of the Company and its subsidiaries within the meaning of applicable laws and regulations and the listing standards of the NASDAQ Stock Market.
     The Company’s Board of Directors has affirmatively determined that the Director nominated for election at the annual meeting and all Directors of the Company whose terms continue are independent, with the exception of William J. McGurk, the Company’s President and Chief Executive Officer. The Company’s Board of Directors has also affirmatively determined that the Board’s Audit Committee is comprised entirely of independent Directors within the meaning of applicable laws and regulations, the listing standards of the NASDAQ Stock Market and the Company’s corporate guidelines as set forth in the Company’s Audit Committee Charter which is attached to this proxy statement as Appendix A. In addition, the Company’s Board of Directors has affirmatively determined that the Board’s Human Resources Committee is comprised entirely of independent Directors within the meaning of applicable laws and regulations, and the listing standards of the NASDAQ Stock Market.
Independence Standards
     As described above, the Company’s Board of Directors examines the independence of its members annually. In order for a Director to be considered independent, the Board must determine that the Director has no material relationship with the Company or its affiliates, either directly or as a partner, shareholder or officer of an organization that has such a material relationship. At a minimum, a Director will not be considered independent if, among other things, the Director has:
1.	Been employed by the Bank or its affiliates in the current year or past three years.

2.	Accepted any payments from the Bank or its affiliates in excess of $60,000 during the previous fiscal year (except for board services, retirement plan benefits, non-discretionary compensation or loans made by the Bank in accordance with applicable banking regulations).

3.	An immediate family member who is, or has been in the past three years, employed by the Bank or its affiliates as an executive officer.

4.	Been a partner, controlling shareholder or an executive officer of any “for profit” business to which the Bank made or from which it received, payments (other than those which arise solely from investments in the Bank’s securities) that exceed five percent of the entity’s or the Bank’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

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5.	Been employed as an executive of another entity where any of the Bank’s executives serve on that entity’s compensation committee.
Board Meetings and Committees
     The business of the Company’s and the Bank’s Boards of Directors is conducted through monthly meetings and activities of the Boards and their committees. The Board of Directors of the Bank consists of those persons who serve as Directors of the Company. Additionally, members of the Company’s committees serve on the identical committees of the Bank. During 2005, the Board of Directors held twelve regular meetings and one special meeting. No Director attended fewer than 75% of the Bank’s and the Company’s Board and committee meetings during the period he or she was a Director and a committee member. The standing committees of the Board are discussed below.
Director Attendance at Annual Meetings of Shareholders
     It is the Company’s policy to encourage the attendance of each member of the Board of Directors at the Company’s Annual Meeting of Shareholders. We expect all of our Directors to attend the Annual Meeting.
Committees of the Board of Directors
     The Company’s Board of Directors has four committees: the Audit Committee, the Human Resources Committee, the Asset/Liability Committee, and the Lending Committee. The Company also has a Nominating Committee whose members include both members of the Company’s Board of Directors and individuals who are not Directors of the Company. See below — The Nominating Committee and Selection of Nominees for the Board at page 5. Each of the above committees is a joint committee of the Company and the Bank. The Board of Directors may, by resolution, designate one or more additional committees.
     The Audit Committee, consisting of Directors Thomas S. Mason, Chairman, Stuart E. Magdefrau, Vice Chairman, David A. Engelson, and Raymond H. Lefurge, Jr., meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal audit and financial reporting matters. This committee met four times during the year ended December 31, 2005. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market as well as the SEC’s Audit Committee independence standards. The Board of Directors has determined that Mr. Lefurge and Mr. Magdefrau are audit committee financial experts under the rules of the SEC. The Audit Committee acts under a written charter adopted by the Board of Directors, which is attached as Appendix A. All of the members of the Audit Committee have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements.
     The Human Resources Committee currently consists of Directors David A. Engelson, Chairman, Peter F. Olson, Vice Chairman, Betty R. Sullivan and Albert J. Kerkin, Jr. Each member of the Human Resources Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. Additionally, there were no Human Resources Committee “interlocks” during 2005, which generally means that no executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a Director or a member of the Human Resources Committee, except that Joseph F. Jeamel, Jr., the Company’s Executive Vice President, does serve on the volunteer Board of Directors of Hockanum Valley Community Council, Inc., a social service agency for which Mr. Engelson serves as Executive Officer.
     The Asset/Liability Committee establishes and reviews the asset/liability policy and monitors the Company’s interest rate risk. The Committee met four times during 2005 and Board membership on this Committee presently consists of Thomas S. Mason and Stuart E. Magdefrau.
     The Lending Committee assists management with decisions regarding the approval of Bank loans. The Lending Committee is authorized to approve loan relationships in amounts up to $4.0 million. This Committee

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met twelve times during 2005, and Board membership on this Committee presently consists of Betty R. Sullivan, Chairman, Michael A. Bars, C. Perry Chilberg, Albert J. Kerkin, Jr., Peter F. Olson, and William J. McGurk.
The Nominating Committee and Selection of Nominees for the Board
     The Company has adopted a Director Nominations Policy which sets forth the procedure for selecting (i) Director nominees for election and/or re-election to the Board of Directors at the annual meeting of shareholders, (ii) candidates to fill vacancies on the Board in between annual meetings of shareholders, and (iii) Board members for membership on Board committees. The Director Nomination Policy has adopted a three tier selection process, beginning with an advisory Nominating Committee, which does not have a formal charter, and whose members consist of the Executive Committee of Rockville Bank’s Board of Directors and two Corporators of the Mutual Holding Company. The Current members of the Nominating Committee are Albert J. Kerkin, Jr., Betty R. Sullivan, C. Perry Chilberg, Peter F. Olson, William J. McGurk, members of the Bank’s Executive Committee, and Stanley Falkenstein and Pamela Guenard, Corporators of the Mutual Holding Company.
     The Nominating Committee is responsible for identifying and recruiting Director candidates. Board candidates are recommended based upon their character and track record of accomplishments in leadership roles as well as their professional and corporate experience, skills and expertise. The Nominating Committee seeks to align Board composition with Rockville Bank’s strategic direction so that the Board members bring skills, experience and background that are relevant to the key strategic and operational issues that they will review, oversee and approve. Community leadership is also an important consideration in reviewing and selecting Board candidates. The Nominating Committee makes its recommendations to the independent members of the Company’s Board of Directors.
     The independent members of the Board of Directors, by majority vote, recommend to the full Board Director nominees for election and/or re-election to the Board at the annual meeting of shareholders and candidates to fill vacancies on the Board in between annual meetings of the shareholders. In making such recommendations, the independent Directors consider the recommendations of the Nominating Committee but may recommend Director nominees not recommended or considered by the Nominating Committee.
     The Board of Directors then recommends to the shareholders Director nominees for election and/or re-election to the Board at the annual meeting of shareholders only from the candidates recommended by the independent Directors and in accordance with the foregoing procedure.
Shareholder Nominations for the Board
     Nominations by shareholders of record will be considered by the Nominating Committee if such nomination is submitted in writing to the Secretary of the Company either by mail or in person at the principal offices of the Bank located at 25 Park Street, Rockville, Connecticut 06066 not less than 100 days prior to any meeting of shareholders called for the election of Directors; provided however, that if fewer than 100 days’ notice of the meeting is given to shareholders, such nomination shall be mailed or delivered in person to the Secretary of the Company prior to the earlier of the close of business on the 10th day following (i) the date on which notice of such meeting was given to shareholders; or (ii) the date on which a public announcement of such meeting was first made.
     To be considered, the shareholder’s nomination must contain (i) the name, age, business address and residence address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (iv) the name and address of the notifying shareholder; (v) the number of shares of common stock of the Company that are beneficially owned by the notifying shareholder; (vi) any other information relating to the proposed nominee as required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (vii) the nominee’s written consent to serve as a Director if elected.

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Director Compensation
Director Fees
     Each non-employee Director receives an annual retainer of $9,000 and $750 for each Board or Committee meeting that he or she attends. In addition to the above fees, the Chairman of the Board also receives an annual retainer of $19,200, and the Vice Chairman of the Board, the Audit Committee Chairman, and the Human Resources Committee Chairman receive annual retainers of $10,200. The Company paid fees totaling $373,000 to non-employee Directors during the fiscal year ended December 31, 2005. Directors are not paid separately for their services on the Board of both the Company and the Bank.
Deferred Compensation Plan
     The Bank maintains the Rockville Bank Non-Qualified Deferred Compensation Plan for Directors, a non-qualified plan that permits Directors to defer all or part of their total fees for a plan year in 25% increments. The participants in the Non-Qualified Deferred Compensation Plan direct the investment of their deferred amounts among several investment funds. Participants elect the method of payment of their deferral accounts either on a date certain or upon termination of their service as a Director. Participants may elect to receive the deferral amounts in a lump sum payment or in consecutive annual or biweekly installments over a period not to exceed five years. The Bank accrued expenses totaling $27,000 to Directors in connection with this plan during the fiscal year ended December 31, 2005.
Phantom Stock Plan
     Prior to December 13, 2005, the Company had maintained the Rockville Bank Phantom Stock Plan (the “Plan”), a non-qualified deferred compensation agreement that provided for benefits for certain executive officers and Directors of the Bank. The Plan was terminated on December 13, 2005. In accordance with the termination of the Plan, each Director was paid a lump sum benefit in 2005 totaling $19,000.
Code of Ethics
     The Company’s Standards of Conduct Policy is designed to promote the highest standards of ethical and professional conduct by the Company’s Directors, executive officers, including the principal executive officer and the principal accounting officer, and employees and is adopted annually. The Standards of Conduct Policy requires that the Company’s Directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Standards of Conduct Policy, Directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Standards of Conduct Policy
     The Company also has a Whistleblower Policy, which is incorporated into the Standards of Conduct Policy, that requires Directors, executive officers and employees to comply with appropriate accounting and internal controls and establishes procedures to report any perceived wrongdoing, questionable accounting or auditing matters in a confidential and anonymous manner. The Whistleblower Policy also prohibits the Company from retaliating against any Director, executive officer or employee who reports actual or apparent violations of the Whistleblower Policy. A copy of the Standards of Conduct Policy, including the Whistleblower Policy is available, without charge, upon written request to Marliese L. Shaw, Investor Relations, Rockville Financial, Inc., 25 Park Street, Rockville, CT 06066.
Shareholder Communications with the Board
     The Company will endeavor to ensure that the Board of Directors or individual Directors, if applicable, consider the views of its shareholders, who may communicate with the Board of Directors by sending a letter or an e-mail to the Company’s Secretary, Judy Keppner (jkeppner@rockvillebank.com) or by written correspondence to the Board of Directors or an individual Director with a copy to Ms. Keppner. All communications to the Board will be reviewed by the Company’s Chairman and President, with appropriate recommendations then being made to the Board. The Company believes that this procedure allows the Board to be responsive to shareholder communications in a timely and appropriate manner.

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RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
General
     The Audit Committee appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2006. In making its selection, the Audit Committee considered whether Deloitte & Touche LLP’s provision of services other than audit services is compatible with maintaining the independence of Rockville’s outside accountants. In addition, the Audit Committee reviewed the fees described below for audit related services and tax services and concluded that fees are compatible with the independence of Deloitte & Touche LLP.
Audit Fees
     The following table sets forth the aggregate fees billed by Rockville’s independent registered public accounting firm, Deloitte & Touche LLP for the years ended December 31, 2005 and 2004:

	December 31,
	2005	2004
	(In Thousands)
Audit Fees (1)	$671	$211
Audit Related Services (2)	—	—
Tax Services (3)	67	34
All Other Fees	—	—

Total	$738	$245

(1)	Includes $597,000 for services related to the Company’s minority stock issuance and related securities registration statement.

(2)	Service fees related to assurance and related services that are reasonably related to the performance of the audit or the review of the financial statements and are not reported as “audit fees”.

(3)	Includes fees for annual and short return tax preparation services and estimating quarterly tax payments.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
     Consistent with SEC requirements regarding auditor independence, the Audit Committee is required to pre-approve all audit and permissible non-audit services provided by the independent auditor. The Committee reviews annually and pre-approves all audit and permitted non-audit services rendered by the Company’s independent auditors in accordance with the Company’s Audit Committee Charter.
     All engagements of the independent auditor to perform any audit services and non-audit services during 2005 were pre-approved by the Audit Committee in accordance with the pre-approval policy. The policy has not been waived in any instance. All engagements of the independent auditor to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Audit Committee in accordance with its normal functions, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.
REPORT OF THE AUDIT COMMITTEE
     In accordance with rules adopted by the SEC, the Audit Committee of the Company’s Board of Directors submits this report for 2005.

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     The Audit Committee met four times during the fiscal year ended December 31, 2005. The Audit Committee’s responsibilities are to:
•	oversee the external audit of management’s annual financial statements;

•	oversee the internal audit function and the system of internal controls;

•	oversee management of the compliance function; and

•	oversee regulatory reporting.
     The Audit Committee, which is appointed by the Board of Directors, is composed solely of independent Directors in accordance with the rules of the NASDAQ Stock Market and the SEC. The Audit Committee recommended, and the Board of Directors has adopted, a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. In addition, the Audit Committee has taken the following actions:
•	Reviewed and discussed the Company’s audited financial statements for the 2005 year with management of the Company.

•	Discussed with the Company’s independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61.

•	Discussed and received written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 (“Independence Discussions With Audit Committees”).
     Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which was filed with the SEC on March 31, 2006.
May 10, 2006
The Audit Committee:
Thomas S. Mason, Chairman
Stuart E. Magdefrau, Vice Chairman
David A. Engelson
Raymond H. Lefurge, Jr.
ELECTION OF DIRECTORS
(Proposal 1)
     The Certificate of Incorporation of the Company provides that the number of Directors shall be as stated in the Company’s Bylaws but shall not be fewer than eight nor more than sixteen. The Certificate of Incorporation further provides that the number of Directors shall only be increased or decreased by the Board of Directors. Currently, the Board of Directors has set the number of Directors at nine, serving four-year staggered terms so that approximately one-fourth of the Directors are elected at each annual meeting of shareholders. The Company’s Bylaws provide that no person age 70 or older is eligible for election as a Director. Albert J. Kerkin, Jr., a current Director, is at an age that makes him ineligible for re-election at the Annual Meeting.
     One Director will be elected at the Annual Meeting to serve for a four-year term and until his successor is elected and qualified. The independent members of the Board of Directors have nominated David A. Engelson, a current Board member, for re-election as Director. There are no arrangements known to Management between Mr. Engelson and any other person pursuant to which such nominee was selected.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION

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NOMINEE FOR DIRECTOR UNDER PROPOSAL 1.
     The persons named on the enclosed proxy intend to vote for the election of Mr. Engelson, unless the proxy is marked by the shareholder to the contrary. If Mr. Engelson is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend, or the Board of Directors may amend the Bylaws to reduce the size of the Board to eliminate the resulting vacancy. The Board knows of no reason why Mr. Engelson might be unavailable to serve. The table on the following pages sets forth certain information with respect to Mr. Engelson and each Director continuing in office.

	Director
	Age(1)	Since(2)
NOMINEE FOR DIRECTOR FOR A FOUR YEAR TERM TO EXPIRE IN 2010
David A. Engelson	62	1998
Mr. Engelson was, for nineteen years, the Supervisory Principal of Center Road Elementary School, located in Vernon, Connecticut, until he retired in 2002. He is currently the Executive Director of Hockanum Valley Community Council, Inc., a social service agency, located in Vernon, Connecticut.

CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2007)

C. Perry Chilberg	57	1999
Mr. Chilberg is the Vice President and majority owner of Bergson Tire, Co., Inc., an automotive tire retail business and a manufacturer of truck tire retreads, located in Ellington, Connecticut.

Betty R. Sullivan	72	1999
Ms. Sullivan, Vice Chairman of the Board, held various offices at Rockville Bank, including Vice President and Senior Lending Officer until she retired in 1999.

CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2008)

Michael A. Bars	50	2003
Mr. Bars is a partner with the law firm of Kahan, Kerensky & Capossela, LLP, a general practice law firm located in Vernon, Connecticut.

Thomas S. Mason	66	1989
Mr. Mason was, for over thirty years, the owner, President and Treasurer of L. Bissell and Son Inc., an insurance agency, located in Rockville, Connecticut, until he retired in 1995.

Peter F. Olson	65	1980
Mr. Olson, is the owner of Ladd & Hall Co., Inc., a privately held retail furniture company located in Rockville, Connecticut.

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CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2009)

Raymond H. Lefurge, Jr.	56	2003
Mr. Lefurge is a certified public accountant. He is a partner with the tax and auditing services firm of Lefurge & Gilbert, PC, CPAs, located in Vernon, Connecticut, where he also holds the position of President.

Stuart E. Magdefrau	51	1995
Mr. Magdefrau is a certified public accountant, practicing with the firm of Magdefrau, Renner & Ciaffaglione LLC, CPAs, located in Vernon, Connecticut. He was the founding partner of the firm.

William J. McGurk	64	1981
Mr. McGurk joined Rockville Bank in 1980, as President and Chief Executive Officer. In 1981, Mr. McGurk was elected to the Board of Directors. He has over twenty-five years of commercial and thrift banking experience with Rockville Bank. He has extensive experience in the areas of retail and business lending, retail banking, asset management and marketing.

(1)	As of December 31, 2005.

(2)	The reported date is the date the individual became a Director of Rockville Bank.
INFORMATION ABOUT EXECUTIVE OFFICERS
Executive Officers of Rockville Financial, Inc.
     The following individuals are the executive officers of Rockville Financial, Inc. and hold the offices set forth below opposite their names.

Name	Age (1)	Position
William J. McGurk	64	President and Chief Executive Officer
Joseph F. Jeamel, Jr.	66	Executive Vice President
Gregory A. White	41	Senior Vice President, Chief Financial Officer and Treasurer
Judy Keppner	47	Secretary

(1)	As of December 31, 2005.
     The executive officers of Rockville Financial, Inc. are elected annually and hold office until their respective successors have been elected or until death, resignation, retirement or removal by the Board of Directors.
Executive Officers of Rockville Bank
     The following individuals are the executive officers of Rockville Bank and hold the offices set forth below opposite their names:

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Name	Age (1)	Position
William J. McGurk	64	President and Chief Executive Officer
Joseph F. Jeamel, Jr.	66	Chief Operating Officer
Gregory A. White	41	Senior Vice President, Chief Financial Officer and Treasurer
Charles J. DeSimone, Jr.	62	Senior Vice President, Senior Loan Officer
Richard J. Trachimowicz	51	Senior Vice President, Retail Banking Officer
Christopher E. Buchholz	51	Senior Vice President, Commercial Banking Market Executive
Kristen A. Johnson	39	Senior Vice President, Human Resources and Organizational Development Officer
Ratna Ray	59	Senior Vice President, Chief Information Officer
Laurie A. Rosner	41	Senior Vice President, Marketing and Administrative Services Officer
Darlene S. White	48	Senior Vice President, Operations Officer

(1)	As of December 31, 2005.
     The executive officers of Rockville Bank are elected annually and hold office until their respective successors have been elected or until death, resignation, retirement or removal by the Board of Directors.
Biographical Information of Executive Officers of Rockville Bank Who Are Not Directors
Joseph F. Jeamel, Jr., Chief Operating Officer, joined Rockville Bank in October 1990. Mr. Jeamel served as Senior Vice President and Chief Financial Officer until December 2003 when he was promoted to Executive Vice President. In 2005, he was promoted to his current position.
Gregory A. White, Senior Vice President, Chief Financial Officer and Treasurer, joined Rockville Bank in December 2003. Mr. White is a Chartered Financial Analyst and has previously served as Vice President at Federal Home Loan Bank of Boston, Vice President at Webster Bank and Senior Vice President at Mechanics Savings Bank.
Charles J. DeSimone, Jr., Senior Vice President, Senior Loan Officer of Rockville Bank. Mr. DeSimone has held this position since December 2002, when he first joined Rockville Bank. Prior to December 2002, he served as the Senior Vice President and Chief Credit Officer at Southington Savings Bank located in Southington, Connecticut.
Richard J. Trachimowicz, Senior Vice President, Retail Banking Officer, joined Rockville Bank in May 1996. Prior to 1996, Mr. Trachimowicz served as Manager of Sales and Customer Service for Northeast Savings, located in Hartford, Connecticut.
Christopher E. Buchholz, Senior Vice President, Commercial Banking Market Executive, joined Rockville Bank on June 5, 2006. Prior to joining the Bank, Mr. Buchholz served as Senior Vice President, Market Manager, Business Banking at Bank of America.
Kristen A. Johnson, Senior Vice President, Human Resources and Organizational Development Officer, joined Rockville Bank in December 1996. She has also served as Human Resources and Administrative Services Officer for the Bank.
Ratna Ray, Senior Vice President, Chief Information Officer, joined Rockville Bank in September 1994. Prior to 1994, Ms. Ray served as Systems Coordinator for Derby Savings Bank and Operations and MIS Officer for Burritt Interfinancial Bancorp in New Britain, Connecticut.
Laurie A. Rosner, Senior Vice President, Marketing and Administrative Services Officer, joined Rockville Bank in July 1991. She has served in various positions at Rockville Bank, including Assistant Corporate Secretary.

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Darlene S. White, Senior Vice President, Operations Officer, joined Rockville Bank on April 17, 2006. Prior to joining the Bank, Ms. White served as Chief Operating Officer at the Polish National Credit Union, located in Chicopee, Massachusetts.
BENEFICIAL OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
     The table below sets forth information as of March 31, 2006, with respect to principal beneficial ownership of Common Stock by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock and with respect to ownership of Common Stock by all Directors and executive officers of the Company and the Bank as a group.

	Number of Shares
	Beneficially		Percent of
Name and Address of Beneficial Owner	Owned(1)		Class(2)
Rockville Financial MHC, Inc.	10,689,250	(3)	55.00%
25 Park Street Rockville, CT 06066

Independent Directors:

Michael A. Bars	20,000	(4)	*
C. Perry Chilberg	40,000	(5)	*
David A. Engelson	30,000	(6)	*
Albert J. Kerkin, Jr.	20,000	(7)	*
Raymond H. Lefurge, Jr.	30,000	(8)	*
Stuart E. Magdefrau	28,000	(9)	*
Thomas S. Mason	10,000	(10)	*
Peter F. Olson	40,000	(11)	*
Betty R. Sullivan	10,000	(12)	*

Named Executive Officers:

William J. McGurk	43,645	(13)(14)	*
Joseph F. Jeamel, Jr.	22,114	(14)	*
Gregory A. White	8,840	(14)	*
Charles J. DeSimone, Jr.	7,912	(14)	*
Richard J. Trachimowicz*	18,059	(14)(15)	*

All Directors and Executive Officers as a Group (17 persons)	380,902		1.96%

*	Less than 1% of the common stock outstanding.

(1)	Based on information provided by the respective beneficial owners and on filings with the Securities and Exchange Commission made pursuant to the Securities Exchange Act of 1934.

(2)	Based on 19,435,000 shares of common stock issued and outstanding as of March 31, 2006.

(3)	Based solely on information provided in a Schedule 13D filed with the SEC by Rockville Financial MHC,

Inc. All shares are held with sole voting and dispositive power.

(4)	Shares held by law firm, Kahan, Kerensky & Capossela, LLP, of which Mr. Bars is an equity partner.

(5)	Includes 13,605 shares held by his wife and 12,790 shares held by adult children.

(6)	Includes 5,000 shares held by his wife and 10,000 shares held jointly with his wife.

(7)	Shares held jointly with his wife.

(8)	Includes 13,000 shares held jointly with his wife and 7,000 shares held by his wife.

(9)	Includes 9,000 shares held jointly with his wife, 3,000 shares held by an adult child, 3,000 shares held by a minor child, and 3,000 shares held by East 84 Associates, LLC, of which Mr. Magdefrau is an equity partner.

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(10)	Includes 5,000 shares held in the Thomas S. Mason Trust, of which Mr. Mason is the trustee, and 5,000 shares held in the Susan C. Mason Trust, of which Mrs. Mason is the trustee.

(11)	Includes 20,000 shares held by his wife.

(12)	Includes 5,000 shares held jointly with her husband.

(13)	Includes 15,000 shares held jointly with his wife.

(14)	Includes shares allocated to the account of the individuals under the Rockville Bank Employee Stock Ownership Plan, with respect to each the individual has vested shares and total shares as follows: Mr. McGurk — 1,867 shares, all of which are vested; Mr. Jeamel — 1,820 shares, all of which are vested; Mr. White - 305 shares vested and 1,529 shares in total; Mr. DeSimone — 526 shares vested and 1,315 shares in total; and Mr. Trachimowicz — 1,327 shares, all of which are vested.

(15)	Includes 15,000 shares held jointly with his wife.
Section 16(a) Beneficial Ownership Reporting Compliance
     Based solely upon a review of information furnished to the Company pursuant to Rule 16a-3(e) during the fiscal year ended December 31, 2005, no person who is a Director, officer or beneficial owner of 10% of the Company’s Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act.
COMPENSATION OF EXECUTIVE OFFICERS AND TRANSACTIONS WITH MANAGEMENT
Executive Compensation
     The following table sets forth certain information as to the total remuneration paid by the Company during the years ended December 31, 2005, 2004 and 2003 to the President and Chief Executive Officer of the Company and the four other most highly compensated executive officers of Rockville Bank. Each of the individuals listed on the table below is referred to as a Named Executive Officer.

	Summary Compensation Table
				Long-Term
		Annual Compensation		Compensation
					All Other
		Salary	Bonus	Payouts	Compensation
Named Executive Officer	Year	(1) (2)	(3)	(4)	(5)(6)
William J. McGurk	2005	$360,000	$198,008	$568,852	$717,162	(7)(8)
President and Chief	2004	307,513	152,183	25,580	43,418
Executive Officer	2003	258,901	139,423	24,645	27,682

Joseph F. Jeamel, Jr.	2005	185,000	96,200	319,287	504,530	(8)
Chief Operating Officer	2004	158,097	72,785	13,727	36,411
	2003	137,839	65,835	12,811	14,435

Gregory A. White.	2005	150,000	42,300	79,165	35,599
Senior Vice President,	2004	130,708	51,775	—	10,570
Chief Financial Officer	2003	4,615	1,800	—	—
and Treasurer

Charles J. DeSimone, Jr.	2005	144,000	64,296	54,713	34,146
Senior Vice President,	2004	128,449	54,718	5,351	1,573
Senior Loan Officer	2003	110,776	56,785	9,637	11,109

Richard Trachimowicz	2005	130,000	30,550	73,357	33,927
Senior Vice President,	2004	111,675	47,229	9,956	460
Retail Banking	2003	98,863	42,941	9,637	12,737

(1)	Does not include the aggregate amount of perquisites or other personal benefits, which in each case was less than $50,000, or 10% of the total annual salary and bonus reported for 2005.

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(2)	In addition to the base salaries, amounts disclosed in this column include amounts deferred under the Rockville Bank 401(k) Plan. Base salaries are reviewed on an annual basis and may be increased in the future. Current annual salaries are as follows: Mr. McGurk $378,000; Mr. Jeamel $206,000; Mr. White $153,000; Mr. DeSimone $148,320; and Mr. Trachimowicz $130,000.

(3)	Amounts represent the dollar value of cash bonuses earned under the Short Term Incentive Plan which was terminated effective January 1, 2005 and the Officer Incentive Compensation Plan which was established effective January 1, 2005.

(4)	Amounts reported in 2003 and 2004 represent payments under the Executive Group Incentive Plan which was terminated effective January 1, 2005. Payments made in 2005 were made under the amended and then terminated Rockville Bank Phantom Stock Plan.

(5)	Includes employer contributions allocated under the 401(k) plan for the 2005 plan year of $6,300; $6,300; $6,143; $6,274; and $5,787, and employee stock ownership plan allocations for the plan year 2005 with a market value of $24,377, $23,751, $19,953, $17,163 and $17,326 for Mr. McGurk, Mr. Jeamel, Mr. White, Mr. DeSimone, and Mr. Trachimowicz; respectively.

(6)	Includes $3,564; $4,877; $300; $1,857and $580 for the 2005 payment of group term life insurance premiums for coverage in excess of $50,000 for Mr. McGurk, Mr. Jeamel, Mr. White, Mr. DeSimone, and Mr. Trachimowicz; respectively.

(7)	Includes $2,718 for a 2005 car allowance for Mr. McGurk.

(8)	Includes $443,303 and $454,179 for benefits accrued under the supplemental executive retirement plan, and $224,143 and $2,244 for benefits accrued under the supplemental savings and retirement plan for Mr. McGurk and Mr. Jeamel, respectively.
Employment and Change in Control Agreements
     The Bank and the Company entered into an employment agreement with the Bank’s President and Chief Executive Officer ending December 31, 2009, which may be extended by agreement to December 31, 2010. An employment agreement was also entered into with the Bank’s Chief Operating Officer and was extended by the agreement of all parties on March 30, 2006 to December 31, 2007. The Bank has also entered into three-year employment agreements with its remaining Executive Officers, (each, an “Executive Officer”), which will extend automatically on an annual basis to create a rolling three-year term unless written notice of non-renewal is given by the Human Resources Committee. The employment agreements generally provide for a base salary and the continuation of certain benefits currently received and are reviewed annually by the Human Resources Committee.

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     Under certain specified circumstances, the employment agreements require certain payments to be made for certain reasons other than cause, including a “change in control” as defined in the agreement. However, such employment may be terminated for cause, as defined, without incurring any continuing obligations. If the Bank chooses to terminate these employment agreements for reasons other than cause, or if an Executive Officer resigns from the Bank after specified circumstances that would constitute good reason, as defined in the employment agreement, or, if an Executive Officer dies, his or her beneficiary, would be entitled to receive a severance benefit in the amount of three times the sum of his or her base salary and his or her potential annual incentive compensation for the year of termination or, if higher, his or her actual annual incentive compensation for the year prior to the year of termination, payable in monthly installments over the 36 months following termination.
     In addition, each Executive Officer will be entitled to a pro-rata portion of the annual incentive compensation potentially payable to him or her for the year of termination; accelerated vesting of any outstanding stock options, restricted stock or other stock awards; immediate exercisability of any such options; and deemed satisfaction of any performance-based objectives under any stock plan or other long-term incentive award. If an Executive Officer elects to continue his or her health plan coverage under COBRA, the Bank will pay the Executive Officer on a monthly basis the after-tax cost of such COBRA coverage. If the COBRA continuation period is less than three years, the Bank will make a good faith effort to obtain other comparable insured coverage for the Executive Officer for the balance of such three-year period; otherwise, the Bank will pay the Executive Officer a lump sum amount equal on an after-tax basis to the present value of the cost of the coverage that would have been incurred for the balance of such three-year period if the Executive Officer had participated in the Bank’s retiree medical plan. In addition, the Bank will pay the Executive Officer a lump sum amount equal on an after-tax basis to the cost of continuing coverage under the Bank’s group long-term disability and group life insurance policies for such three-year period. In the event that an Executive Officer becomes entitled to benefits in connection with a change in control that are subject to the tax on excess parachute payments under Section 4999 of the Internal Revenue Code, the Bank will pay to the Executive Officer a gross-up payment such that the net amount retained by the Executive Officer, after deduction of any such excise tax and related income and excise taxes, will be equal to the total payments he or she would have received absent such excise tax. In the event of a potential change in control, the Bank will fund a rabbi trust to provide for payment of benefits due to the Executive Officers under their employment agreements. In consideration for the compensation and benefits provided under their employment agreements, the Executive Officers are prohibited from competing with the Bank and the Company during the term of the employment agreements and for a period of two years following termination of employment for any reason.
     The Bank and the Company have also entered into change in control agreements with four additional officers (each, an “Officer”). Each change in control agreement had an initial term ending December 31, 2005, which term was automatically extended January 1, 2006 and will be extended on each January 1st thereafter for one additional year unless written notice is given by either party; provided, however, that no such notice by the Bank or the Company will be effective if a change of control or potential change in control has occurred prior to the date of such notice. If, following a change in control of the Bank or the Company, the Officer’s employment is terminated without cause, or the Officer voluntarily resigns upon the occurrence of circumstances specified in the agreements constituting good reason, the Officer will receive a severance payment under the agreement equal to two times the sum of the Officer’s annual base salary and his or her potential annual incentive compensation for the year of termination or, if higher, his or her actual annual incentive compensation for the year prior to the year of termination.
     Each Officer will also be entitled to a pro-rata portion of the annual incentive compensation potentially payable to him or her for the year of termination; accelerated vesting of any outstanding stock options, restricted stock or other stock awards; immediate exercisability of any such options; and deemed satisfaction of any performance-based objectives under any stock plan or other long-term incentive award. The Bank will also provide each Officer with a cash allowance for outplacement assistance in the amount of 20% of his or her annual base salary and annual incentive compensation taken into account for purposes of calculating the severance payment described above for expenses incurred during the 24 months following termination of employment. If an Officer elects to continue health plan coverage under COBRA, the Bank will pay on a monthly basis the after-tax cost of such COBRA coverage.

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     The Bank and the Company have also entered into change in control and restrictive covenant agreements with five lending officers (each a “Lending Officer”). Each change in control and restrictive covenant agreement had an initial term ending December 31, 2005, and was extended on January 1 and will be extended annually thereafter for one additional year unless written notice is given by either party; provided, however, that no such notice by the Bank or the Company will be effective if a change in control or potential change in control has occurred prior to the date of such notice. If, following a change in control of the Bank or the Company, a Lending Officer’s employment is terminated without cause, or a Lending Officer voluntarily resigns upon the occurrence of circumstances specified in the agreements constituting good reason, the Lending Officer will receive a severance payment under the agreement equal to two times the sum of the Lending Officer’s annual base salary and his or her potential annual incentive compensation for the year of termination or, if higher, his or her actual annual incentive compensation for the year prior to the year of termination.
     Each Lending Officer will also be entitled to a pro-rata portion of the annual incentive compensation potentially payable to him or her for the year of termination; accelerated vesting of any outstanding stock options, restricted stock or other stock awards; immediate exercisability of any such options; and deemed satisfaction of any performance-based objectives under any stock plan or other long-term incentive award. The Bank will also provide each Lending Officer with a cash allowance for outplacement assistance in the amount of 20% of his or her annual base salary and annual incentive compensation taken into account to calculate the severance payment described above for expenses incurred during the 24 months following termination of employment. If a Lending Officer elects to continue health plan coverage under COBRA, the Bank will pay on a monthly basis the after-tax cost of such COBRA coverage.
Supplemental Executive Retirement Agreement
     Rockville Bank established a Supplemental Executive Retirement Agreement (the “Agreement”) for Joseph F. Jeamel, Jr. on January 27, 2004 to supplement Mr. Jeamel’s retirement benefits from other sources. Under the Agreement, Mr. Jeamel may receive an annual benefit of $27,636 for twenty years, payable in 240 monthly installments. Benefits payable under the Agreement will be forfeited in the event Mr. Jeamel is “terminated for cause” before a “change in control”.
Executive Split Dollar Life Insurance Agreements
     In 1993, the Bank purchased an insurance policy on the life of Mr. Jeamel in the face amount of $123,950 and also entered into a split-dollar agreement with him pursuant to which the policy interests are divided between the Bank and Mr. Jeamel. The split dollar agreement provides that the death benefit is payable directly by the insurance company to Mr. Jeamel’s named beneficiary after the Bank recovers its premium cost. As a result, the Bank has no benefit obligation to Mr. Jeamel. The premiums paid for the policy are recorded as an asset and any increases in cash surrender value of the policy are recorded as income. Increases in cash surrender value and collection of death benefits on the policy should be tax-free under current tax law. Rockville Bank discontinued making premium payments under the policy in order to comply with the Sarbanes-Oxley Act of 2002.
Death Benefits for Certain Officers
     The Bank maintains an unfunded plan for a select group of officers whose lives have been insured by bank-owned life insurance pursuant to which $25,000 is payable to a beneficiary designated by the officer upon the death of the officer while actively employed by the Bank or after the officer’s retirement in accordance with the terms of the Bank’s defined benefit Retirement Plan. The benefits of the plan are provided solely from Rockville Bank’s general assets.
Supplemental Executive Retirement Plan
     The Bank has adopted the Supplemental Executive Retirement Plan (the “SERP”) effective December 1, 2004, for the purpose of providing designated executives of Rockville Bank with

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supplemental retirement benefits. Messrs. McGurk and Jeamel have been designated by the Human Resources Committee for participation in the SERP. The SERP provides designated executives with a retirement benefit equal to 70% of the executive’s average annual earnings over the 12-month period during the last 120 months of employment producing the highest average or, if higher, the executive’s current annual earnings, which include base salary plus annual incentive compensation. The SERP benefit is offset by the executive’s benefits under the tax-qualified Retirement Plan and the Supplemental Savings and Retirement Plan. With respect to Mr. Jeamel, his SERP benefit is also offset by his benefits under his Supplemental Executive Retirement Agreement and his split dollar insurance policy.
     Participants in the SERP are entitled to their benefit upon the later of termination of employment or attainment of age 60, subject to the completion of five years of service with the Bank. Benefits under the SERP are payable in monthly installments in the form of a straight life annuity unless the participant has made a lump sum election in accordance with the terms of the SERP. A participant may elect to receive all, none or a specified portion of his or her retirement benefit as a lump sum determined on the basis of the interest rate and mortality assumptions used to calculate benefits under the tax-qualified Retirement Plan. Any such lump sum election must be made prior to the date of the participant’s commencement of participation in the SERP; otherwise, such an election becomes effective only if the participant remains in the employment of the Bank for the full 12 calendar months immediately following the date of the election (except in the case of death or disability) and payment of such lump sum pursuant to such election is not made until the fifth anniversary of the date on which payment would otherwise have been made.
     In the event that a participant who has made an election dies or becomes disabled during the 12-calendar month period following the election date, the requirement to remain employed during such 12-month period will be deemed to have been satisfied. Benefits under the SERP are not payable if barred by any action of the Connecticut Banking Commissioner or the Federal Deposit Insurance Corporation. Moreover, benefits are not payable if the participant is in breach of any noncompetition or other restrictive covenant agreement in such participant’s employment or change in control agreement or if the participant has been discharged from employment for cause. In the event of a participant’s death, the participant’s spouse will receive a benefit equal to 100% of the benefit that would have been provided from the SERP had the participant retired on the date of death and commenced benefits on the later of the date the participant would have attained age 60 or the date of the participant’s death; provided, however, that in calculating the participant’s benefit, the offset attributable to the participant’s tax-qualified Retirement Plan shall be determined on the basis of the 50% survivor annuity payable to the spouse under the tax-qualified Retirement Plan.
     Upon the death of a participant after benefits commence under the SERP, 100% of the benefit that the participant was receiving at the time of death will be continued to his or her spouse; provided, however, that if a participant previously received a lump sum payment of all or a portion of the participant’s retirement benefit, such death benefit to the participant’s surviving spouse shall be proportionately reduced. In the event of the death of a participant who has one or more children who is a dependent for federal income tax purposes and whose spouse dies while such child is a dependent, 100% of the benefit payable to the participant or the spouse, as the case may be, shall be continued to such dependent(s) for so long as any child remains a dependent. The Human Resources Committee retains discretion to amend the SERP to comply with new Section 409A of the Internal Revenue Code and the regulations to be issued thereunder.
Supplemental Savings and Retirement Plan
     The Bank adopted the Supplemental Savings and Retirement Plan, which was implemented in connection with the reorganization and offering. This plan provides restorative payments to executives designated by the Human Resources Committee who are prevented from receiving the full benefits contemplated by the tax-qualified Retirement Plan, 401(k) Plan and Employee Stock Ownership Plan. The Human Resources Committee has designated the following officers to participate in the plan: Messrs. McGurk, Jeamel, White, DeSimone, Trachimowicz, and Buchholz and Ms. Ray, Ms. Johnson, Ms. Rosner, and Ms. White. The restorative payments under the plan consist of payments in lieu of shares that cannot be allocated to the participant’s account under the Employee Stock Ownership Plan, deferrals and payments for employer safe harbor or matching contributions that cannot be made under the 401(k) Plan due to the legal limitations imposed on the 401(k) Plan and payments for benefits that cannot be paid

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under the Retirement Plan due to legal limitations imposed on benefits payable from the Retirement Plan. The Human Resources Committee retains discretion to amend the Supplemental Savings and Retirement Plan to comply with new Section 409A of the Internal Revenue Code and the regulations to be issued thereunder.
Retiree Medical/Drug, Dental and Life Insurance Plans
     The Bank established the Retiree Medical/Drug Insurance Plan, the Retiree Dental Insurance Plan and the Retiree Life Insurance Plan to provide retiree welfare benefits to employees hired before March 1, 1993 who have at least five years of service and are age 62 or older. Participants in the Retiree Medical/Drug Insurance Plan and the Retiree Dental Insurance Plan may have to pay a percentage of the premiums payable under the plans, depending on their accumulated years of service and whether they retire before or after January 1, 1994.
     Participants hired before March 1, 1993 who have at least five years of service and are age 62 or older are eligible for life insurance coverage equal to the lesser of their final salary at retirement rounded to the next thousand or $100,000. At age 70, the life insurance coverage in effect as of a participant’s retirement date shall be reduced by 50%. The Bank pays 100% of all premiums under the Retiree Life Insurance Plan.
Phantom Stock Plan
     Effective January 1, 2004, the Bank adopted the Rockville Bank Phantom Stock Plan (the “Plan”), a non-qualified deferred compensation agreement that provided for benefits for certain executive officers and Directors of the Bank. The Plan was terminated on December 13, 2005. The Plan had provided for benefits for certain executive officers and Directors of the Bank designated by the Human Resources Committee of its Board of Directors. The termination of the Plan had been anticipated, as disclosed in the Registrant’s Registration Statement on Form S-1 declared effective by the Securities and Exchange Commission on March 29, 2005. In that Registration Statement, the Registrant had disclosed that the Bank intended to terminate its Phantom Stock Plan on or before December 31, 2005 in accordance with guidance issued by the Internal Revenue Service (the “IRS”) with respect to compliance with new Section 409A of the Internal Revenue Code of 1986, as amended. The Section 409A guidance issued by the IRS included certain transition rules described in Notice 2005-1 to ameliorate the impact of Section 409A on nonqualified deferred compensation arrangements such as the Plan. The transition rules allowed for termination of the Plan in 2005 and the distribution of benefits to participants in 2005.
     In connection with its termination, the Plan was amended effective December 13, 2005, such that a) the appreciation in value of the participants’ accounts for 2005 was seven percent (7%); b) an additional retirement award equal to fifty percent (50%) of the dollar amount of the total appreciation in all Option phantom shares made since the effective date of the Plan was allocated in equal shares to all Directors participating in the Plan; c) the Retirement phantom shares of each participant were determined to be fully (100%) vested and the Option phantom shares of each participant to be fifty percent (50%) vested; and d) the Plan, as amended, was terminated effective as of December 13, 2005, with the benefits with respect to all vested Option and Retirement phantom shares distributed to participants in the Plan in a cash lump sum in December 2005. The amounts paid to the five most highly compensated executives are included above in the executive compensation table under the heading Long-Term Compensation LTIP Payouts.
Pension Plan
     The Bank maintains the Retirement Plan of Rockville Bank, a non-contributory defined benefit pension plan intended to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code. Employees of the Bank become eligible to participate in the Retirement Plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. Participants become fully vested in their accrued benefits under the Retirement Plan upon the completion of five years of vesting service after their 18th birthday. Participants are credited with one year of vesting service for each plan year in which they complete 1,000 hours of service.

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     For participants hired on or after February 1, 1998, the normal retirement benefit under the Retirement Plan is the product of (a) the participant’s years of credited service (up to 30 years), multiplied by (b) 2% of the participant’s average annual earnings. For participants hired prior to February 1, 1998, the normal retirement benefit is the product of (a) the participant’s years of credited service (up to 20 years), multiplied by (b) 3% of the participant’s average annual earnings. The maximum annual retirement benefit is limited to 60% of average annual earnings. The minimum annual retirement benefit is $20 per month.
     In general, the Retirement Plan provides for a normal retirement monthly benefit that, unless deferred, is payable, on the first day of the month coincident with or next following the later of the participant’s 65 th birthday or the fifth anniversary of his or her participation in the Retirement Plan (for employees who became participants before June 13, 1990, benefits are payable on the first day of the month coincident with or next following the participant’s 65 th birthday). For participants who elect to postpone their normal retirement date, the Retirement Plan provides for a monthly benefit equal to the greater of (a) the normal retirement benefit, based on average annual earnings and credited service to the participant’s postponed retirement date, and (b) the normal retirement benefit payable if benefits commenced on the normal retirement date, increased by 8% for each 12-month period between the participant’s normal and postponed retirement date.
     Participants with at least 15 years of credited service (five years for participants employed on or before December 1, 1976) may elect to receive an early retirement benefit if the participant terminates employment within five years of his or her normal retirement date. The benefit of a participant who defers payment of early retirement benefits until his or her normal retirement date is calculated in the same manner as the normal retirement benefit, taking into account average annual earnings and credited service to the date of termination of employment. The benefit of a participant who elects to receive payment of early retirement benefits on the first day of the month coincident with or next following his or her termination of employment is equal to the greater of (a) the amount the participant would have received at his or her normal retirement date, reduced by .25% for each calendar month that payments commence prior to his or her normal retirement date, and (b) the amount the participant would have received at his or her normal retirement date, reduced by certain adjustment factors set forth in the Retirement Plan. In addition, a participant with at least five years of service may receive a disability pension benefit in the event of certain circumstances set forth in the Retirement Plan. Participants with five years of vesting service who terminate employment with the Bank may also receive benefits under the Retirement Plan.
     The following table sets forth the estimated annual benefits payable upon a participant’s normal retirement at age 65 for the period ended December 31, 2005, assuming various levels of compensation and various specified years of service: (1)

Average	Years of Service
Annual Earnings	15	20	25	30

$ 50,000	$22,500	$30,000	$30,000	$30,000
$ 75,000	$33,750	$45,000	$45,000	$45,000
$100,000	$45,000	$60,000	$60,000	$60,000
$125,000	$56,250	$75,000	$75,000	$75,000
$150,000	$67,500	$90,000	$90,000	$90,000
$200,000	$90,000	$120,000	$120,000	$120,000
$210,000	$94,500	$126,000	$126,000	$126,000
The approximate years of service credited under the Retirement Plan as of December 31, 2005 for the Named Executive Officers are as follows:

Name	Years of Service
William J. McGurk	20
Joseph F. Jeamel, Jr.	15
Gregory A. White	2
Charles J. DeSimone, Jr.	3
Richard J. Trachimowicz	10

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(1)	Under the Internal Revenue Code, maximum annual benefits under the Retirement Plan are limited to $170,000 and the annual average earnings for calculation purposes are limited to $210,000 for the 2005 calendar year. Estimated annual benefits are computed on the basis of a straight life annuity with ten years certain and are not subject to offset. Estimated annual benefits are based on the benefit formula that applies for employees hired prior to February 1, 1998 (3% x average annual earnings x years of service (maximum 20 years)). For employees hired on or after February 1, 1998, a different benefit formula applies (2% x average annual earnings x years of service (maximum 30 years)).
     The Retirement Plan was closed to new employees as of January 1, 2005. In addition, average annual earnings is determined by averaging compensation earned during the last 60 consecutive months of credited service and the normal form of payment of benefits earned under the Retirement Plan was changed to a straight life annuity. Notwithstanding these changes, in no event will a participant’s retirement benefit ever be less than his or her retirement benefit calculated as of December 31, 2004 on the basis of the prior definition of average annual earnings and the prior normal form of payment, which was a life annuity with ten years certain.
401(k)
     The Bank maintains a tax-qualified 401(k) Plan under Section 401(a) of the Internal Revenue Code with a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code. Employees become eligible to make salary reduction contributions to the 401(k) Plan and to receive any matching or discretionary contributions made to the 401(k) Plan by the Bank on the first day of the calendar quarter coinciding with or next following the date that the employee has attained 21 years of age and completed at least 1,000 hours of service in a period of six to 12 consecutive calendar months.
     Under the 401(k) Plan, participants may elect to have the Bank contribute up to 50% of their compensation each year, subject to certain limitations imposed by the Internal Revenue Code. The 401(k) Plan permits the Bank to make discretionary matching and additional discretionary contributions to the 401(k) Plan. Participants in the 401(k) Plan may direct the investment of their accounts in several types of investment funds.
     Participants are always 100% vested in their elective deferrals, matching and discretionary matching contributions and related earnings under the 401(k) Plan. Participants become vested in any discretionary contributions and related earnings in 20% increments, beginning with the completion of two years of service and ending with the completion of six years of service. Participants also become 100% vested in any discretionary contributions and related earnings upon the attainment of normal retirement age (age 65). Participants are permitted to receive a distribution from the 401(k) Plan only in the form of a lump sum payment.
     As of January 1, 2005, all employees, even those who do not contribute to the 401(k) Plan, receive an automatic 3% of pay “safe harbor” contribution that is fully vested instead of the matching contribution described above. Only new hires on and after January 1, 2005 are eligible to receive such additional matching contributions as the Bank may, in its discretion, decide to make, but these new hires are not eligible to participate in the Bank’s defined benefit Retirement Plan, as described above.
Employee Stock Ownership Plan
     As part of the reorganization and stock offering completed in 2005, the Company established an Employee Stock Ownership Plan (“ESOP”) for eligible employees of the Bank, and authorized the Company to lend the funds to the ESOP to purchase 699,659 or 3.6% of the shares issued in the initial public offering. Upon conversion, the ESOP borrowed $4.4 million from the Company to purchase 437,287 shares of common stock. Additional shares of 203,072 were subsequently purchased by the ESOP in the open market at a cost of $2.7 million with additional funds borrowed from the Company. The Bank intends to make annual contributions to the ESOP that will be adequate to fund the payment of regular debt service requirements attributable to the indebtedness of the ESOP.

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     The interest rate for the ESOP loan is the prime rate plus one percent, or 8.25% as of December 31, 2005. As the loan is repaid to the Company, shares will be released from collateral and will be allocated to the accounts of the participants. As of December 31, 2005 the outstanding principal and interest due was $6.2 million and principal payments of $861,000 have been made on the loan since inception.
     ESOP expense for the year ended December 31, 2005 was $913,000. At December 31, 2005, there were 65,477 allocated, 488 unallocated and 574,394 unreleased ESOP shares and the unreleased shares had an aggregate fair value of $7.5 million.
Certain Relationships and Related Transactions
     Federal law and regulation generally require that all loans or extensions of credit to a Director or an executive officer must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit a Director or an executive officer to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the Director or executive officer is not given preferential treatment compared to the other participating employees.
     Directors, executive officers and employees of the Company and its subsidiaries are permitted to borrow from the Bank in accordance with the requirements of federal and state law. All loans made by the Bank to Directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The Company believes that at the time of origination these loans, neither involved more than the normal risk of collectibility nor presented any other unfavorable features.
HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     During 2005, the Human Resources Committee, which consisted of David A. Engelson, Chairman, Peter F. Olson, Vice Chairman, Albert J. Kerkin, Jr., and Betty R. Sullivan, oversaw and approved certain compensation and benefit matters for the Company and the Bank. This committee met seven times during the year ended December 31, 2005. Each member of the Human Resources Committee was independent in accordance with the listing standards of the NASDAQ Stock Market.
     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company’s Human Resources Committee has prepared the following report for inclusion in this Proxy Statement.
Compensation Policies The Company does not pay direct cash compensation to the executive officers of the Company. However, the executive officers of the Company are also executives of the Bank and are compensated by the Bank. The members of the Human Resources Committee are four non-employee members of the Board of Directors. The compensation decisions for executive officers are developed with the assistance of Windshire Associates, a Connecticut based company that specializes in comprehensive compensation consulting services, including compensation analysis, compensation programs and other human resource committee consulting services. The compensation philosophy of the Bank as administered by the Human Resources Committee is to support the Bank’s business objectives of maintaining its position as Connecticut’s Best Community Bank by adopting a compensation strategy that is an attractive market based program tied to performance and aligned with shareholder’s interests. The Bank’s objective of remaining a community centric franchise, focusing on quality personal services, expanding its lending activities, banking networks and consumer products, will be enhanced by this strategy. The Bank’s pay programs will match the Bank’s job functions with competitive market data, ensure internal equity and

21

differentiate and reward employees based on individual performance. This strategy will allow the Bank to attract, retain and reward the best employees, fulfill its growth objectives and profile shareholder value.
     All decisions by the Human Resources Committee relating to compensation affecting senior officers of the Bank are reported to the full Board of Directors. The Human Resources Committee meets at least annually to review and approve the compensation of the Chief Executive Officer, other executive officers and approve compensation matrix guidelines for the remaining officers and staff. The decisions made by the Human Resources Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain goals. Set forth below are certain considerations taken into account in determining compensation for executive officers.
Base Salaries In determining base salaries for the Chief Executive Officer and other executive officers, the Committee reviewed compensation surveys prepared by Windshire Associates to ensure that base salaries are competitive with financial institutions similar in size, locale and profile in order that the Bank attract and retain highly skilled personnel. The Bank utilized the services of Windshire Associates to provide an independent analysis to ensure the appropriateness of executive compensation.
Bonus Awards Bonus compensation for executive officers generally consists of cash awards. The committee grants cash bonuses to senior management in consultation with Windshire Associates, based upon awards given at comparable institutions, the profitability and long-term planning goals of the Company and other factors regarding individual performance and accomplishments. The Rockville Bank Officer Incentive Compensation Plan for 2006 is attached as an Exhibit to the Form 10-K filed with the SEC on March 31, 2006.
Compensation of the Chief Executive Officer The Human Resources Committee evaluates the performance of the Chief Executive Officer and approves an annual salary level and bonus. The Human Resources Committee authorized a base salary for the Chief Executive Officer of $360,000 effective in November 2004, and it remained the same throughout 2005. The salary was based on the overall performance of the Bank, the complexity of its operations, long-term planning benchmarks and the tenure of Mr. McGurk, who has been with the Bank over 25 years and its Chief Executive Officer since 1980. The Human Resources Committee also approved a bonus of $198,008 paid in 2006 for 2005 performance. In arriving at these amounts, the Human Resources Committee considered input from Windshire Associates and committee members.
March 30, 2006
The Human Resources Committee:
David A. Engelson, Chairman
Peter F. Olson, Vice Chairman
Albert J. Kerkin, Jr.
Betty R. Sullivan
PERFORMANCE GRAPH
     The following graph compares the cumulative total return on the common stock for the period beginning May 23, 2005, the date on which Rockville Financial, Inc. common stock began trading, as reported by the NASDAQ Stock Market through December 31, 2005, with (i) the cumulative total return on the S&P 500 Index and (ii) the cumulative total return on the Keefe, Bruyette & Woods, Inc. 50 Index for that period.
     This graph assumes the investment of $100 on May 23, 2005 in our common stock (at the initial public offering price of $10.00 per share), the S&P 500 Index and the Keefe, Bruyette & Woods, Inc. 50 Index and assumes that dividends are reinvested.

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S&P 500	5/23/2005	6/30/2005	9/30/2005	12/31/2005
Price Index	1193.86	1191.33	1228.81	1248.29
Capital Appreciation		-0.21%	3.15%	1.59%
Unannualized Dividend Yield		0.19%	0.45%	0.49%
Total Quarterly Return		-0.03%	3.60%	2.08%
	100.0	100.0	103.6	105.7

KBW50	5/23/2005	6/30/2005	9/30/2005	12/31/2005
Price Index	649.85	637.36	615.22	664.01
Capital Appreciation		-1.92%	-3.47%	7.93%
Unannualized Dividend Yield		0.22%	0.78%	0.83%
Total Quarterly Return		-1.70%	-2.70%	8.76%
	100.0	98.3	95.7	104.0

RCKB	5/23/2005	6/30/2005	9/30/2005	12/31/2005
Price Index	10.48	12.22	13.34	13.05
Capital Appreciation		16.60%	9.17%	-2.17%
Unannualized Dividend Yield		—	—	—
Total Quarterly Return		16.60%	9.17%	-2.17%
	100.0	116.6	127.3	124.5

*	Note for the S&P 500 Index and KBW 50 Index, the 6/30/05 Unannualized Dividend Yield is adjusted to reflect that the stock holding period was not for the duration of the entire quarter. Unannualized Dividend Yield for the indices is adjusted to reflect the 5/23/05-6/30/05 holding period.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF DAVID A. ENGELSON TO SERVE AS A DIRECTOR OF THE COMPANY FOR A TERM OF FOUR YEARS AND UNTIL HIS SUCCESSOR IS QUALIFIED AND ELECTED.

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APPROVAL OF THE 2006 STOCK INCENTIVE AWARD PLAN
(Proposal 2)
GENERAL
     The Board of Directors of the Company approved the Rockville Financial, Inc. 2006 Stock Incentive Award Plan (the “Plan”) on June 14, 2006. The Plan will not become effective until it is approved by the Company’s shareholders. The Board of Directors believes that the ability to grant stock options, stock awards, stock appreciation rights and/or performance awards is an important component of the Company’s overall compensation philosophy. In order to attract, retain and motivate qualified employees and Board members, the Board believes the Company must offer market competitive, long-term compensation opportunities. The Board believes that the availability of stock-based benefits is a key component in this strategy and that this strategy also furthers the objective of aligning the interests of management and Company shareholders.
     The Plan will allow the Company to use stock options, stock awards, stock appreciation rights and performance awards to reward performance and build the participants’ equity interests in the Company by providing long-term incentives and rewards to officers, employees, Directors and others who contribute to the success of the Company.
     The Company does not currently maintain any compensation plans which permit the granting of stock options, stock awards, stock appreciation rights or performance awards, and no such awards are currently outstanding. The Company does maintain an employee stock ownership plan, a qualified plan pursuant to which employees earn benefits in the form of Company stock.
     The Board of Directors recommends a vote “FOR” the approval of the Plan.
     The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B to this Proxy Statement.
SUMMARY OF THE PLAN
     Type of Awards. The Plan provides for the grant of incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code (“ISOs”), non-qualified stock options which do not satisfy the requirements for ISO treatment (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards (“Stock Awards”) and performance shares and performance units (“Performance Awards”), which are collectively referred to herein as “Awards”.
     Administration. The Plan will be administered by the Human Resources Committee of the Company’s Board of Directors (the “Committee”).
     Subject to the terms of the Plan, the Committee interprets the Plan and all related award agreements and is authorized to make all decisions relating to the operation of the Plan. The Committee also determines the participants to whom Awards will be granted and the type, number, vesting requirements and other features and conditions of such Awards. The Committee’s determinations under the Plan will be final and binding on all persons, provided that the entire Board makes those decisions with respect to awards to non-employee Directors.
     Participants. All officers, employees, Directors, advisory Directors, consultants and advisors of the Company and its subsidiaries are eligible to receive Awards under the Plan.
     Number of Shares of Common Stock Available. The Company has reserved 1,224,405 shares of common stock for issuance under the Plan. Shares of common stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an Award which expires, terminates or is forfeited will again be available for issuance under the Plan.

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     The Plan imposes limitations on the issuance of certain Awards under the Plan, including:
•	the maximum number of shares which may be used for grants of Stock Awards and Performance Awards is 349,830 (the “Stock Limit”);

•	the maximum number of shares which may be used for grants of ISOs, NQSOs and SARs is 874,575 (the “Option Limit”);

•	the maximum number of shares with respect to which any one employee may be granted ISOs, NQSOs and SARs in any one calendar year or in the aggregate while the Plan is in effect is 25% of the Option Limit;

•	the maximum number of shares with respect to which any one employee may be granted Stock Awards and Performance Awards in any one calendar year or in the aggregate while the Plan is in effect is 25% of the Stock Limit;

•	the maximum number of shares with respect to which any one Director or advisory Director may be granted NQSOs and SARs in any one calendar year or in the aggregate while the Plan is in effect is 5% of the Option Limit and the Directors and advisory Directors in the aggregate may not be awarded more than 30% of the Option Limit in any one calendar year or in the aggregate while the Plan is in effect; and

•	the maximum number of shares with respect to which any one Director or advisory Director may be granted Stock Awards and Performance Awards in any one calendar year or in the aggregate while the Plan is in effect is 5% of the Stock Limit and the Directors and advisory Directors in the aggregate may not be awarded more than 30% of the Stock Limit in any one calendar year or in the aggregate while the Plan is in effect.
     In the event of any change in the corporate structure or shares of the Company, such as a stock dividend or merger, the Committee may make any appropriate adjustments in the number and kind of shares of common stock with respect to which Awards may be granted under the Plan, including the limits described above, and, with respect to outstanding awards, in the number and kind of shares covered thereby and in the applicable exercise price subject to compliance with Section 409A of the Code.
     Terms of Stock Option Grants. The exercise price of each ISO or NQSO will not be less than 100% of the fair market value of the Company’s common stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. Stock options in excess of such limit shall be treated as NQSOs.
     The exercise price of an option may be paid in such form as permitted by the Committee, including, without limitation, cash, common stock, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the exercise price, or by a combination of these methods.
     Under the Plan, ISOs are not transferable except by will or the laws of descent and distribution. Except as otherwise provided by the Committee, NQSOs are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. An Award agreement for a NQSO may permit the participant to assign all or any part of a NQSO to (a) the participant’s spouse or lineal descendants; (b) the trustee of a trust for the primary benefit of the participant, the participant’s spouse or lineal descendants, or any combination thereof; (c) a partnership of which the participant, the participant’s spouse and/or lineal descendants are the only partners; (d) custodianships for lineal descendants under the Uniform Transfers to Minors Act or any other similar statute; or (e) upon the termination of a trust by the custodian or trustee thereof, or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minors Act or other similar statute, to the

25

person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive NQSOs held in trust, partnership or custody. Any such assignment will be permitted only if: (i) the participant does not receive any consideration therefor; and (ii) the assignment is permitted under the Code and Rule 16b-3 under the Securities Exchange Act and would not constitute an impermissible acceleration under Section 409A of the Code. Each option may be exercised during the holder’s lifetime only by the holder or the holder’s guardian or legal representative, and after death only by the holder’s beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full or in installments according to a vesting schedule that is not more rapid than ratably over a three (3)-year period following the effective date of the Award, as the Committee may determine. Unless otherwise determined by the Committee, options shall become fully vested and exercisable if the participant’s employment or service terminates due to retirement, death or disability. The term of the option shall be set by the Committee, and such term will be reduced if the participant’s employment or service to the Company is terminated. To the extent determined by the Committee, a participant may be deemed not to have a separation from service if the participant is immediately engaged by the Company or a subsidiary as a consultant or advisor or continues to serve the Company or a subsidiary as a Director or advisory Director; however, any option originally designated as an ISO shall be treated as a NQSO to the extent the participant exercises such option more than three months after separation from service. No option may be exercised after the tenth anniversary of the date the option was granted. The Committee may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable. Vested options that have not been exercised as of a participant’s separation from service may be exercised for a period of ninety (90) days following the separation from service (but not after the expiration date of the option); however, if separation from service is by reason of death, disability or retirement of the participant, any options not exercised as of the date of separation from service may be exercised at any time within five (5) years after the date of separation from service (but not after the expiration date of the option). The Committee may provide for reload options in an Award agreement. Any such reload option must have an exercise price at least equal to the fair market value of the common stock at the time of reload, it may be granted only with respect to previously-owned common stock used to pay the exercise price of the original option and any option granted on reload must expire at the same time as the initial option would have expired.
     Terms of Stock Awards. Subject to the terms of the Plan, the Committee has the authority to determine the number of shares subject to a Stock Award and the dates on which a Stock Award will vest. Generally, the participant has all of the rights of a shareholder of the Company with respect to the shares subject to a Restricted Stock Award, including, but not limited to, the right to vote and the right to receive dividends.
     Stock Awards vest ratably over a period of not fewer than five (5) years as determined by the Committee and as specified in each recipient’s Award agreement. Unless otherwise determined by the Committee, Stock Awards shall become fully vested if the participant’s employment or service terminates due to retirement, death or disability. To the extent determined by the Committee, a participant may be deemed not to have a separation from service if the participant is immediately engaged by the Company or a subsidiary as a consultant or advisor or continues to serve the Company or a subsidiary as a Director or advisory Director. The Committee may, at any time and without additional consideration, accelerate the time period in which a Stock Award vests. Stock Awards are transferable only by will or the laws of descent and distribution or pursuant to a domestic relations order. The delivery of shares with respect to Stock Awards consisting of Restricted Stock Units (“RSUs”) may be deferred at the election of the participant in accordance with the terms of the Plan; otherwise, shares with respect to RSUs will be delivered on the date the RSUs vest. Dividend equivalents will be credited to RSU holders, but not paid until delivery of the shares. Payment of any deferred RSUs or dividend equivalents to a “specified employee” within the meaning provided by Code Section 409A on account of separation from service will not be made before the date that is six months after the separation from service.
     Terms of Stock Appreciation Rights. Subject to the terms of the Plan, the Committee may grant an SAR to any eligible participant. An SAR entitles the participant to surrender to the Company any then exercisable portion of the SAR in exchange for that number of shares of common stock having an aggregate fair market value on the date of surrender equal to the product of (a) the excess of the fair market

26

value of a share of common stock on the date of surrender over the exercise price established by the Committee, which shall not be less than the fair market value of a share of common stock on the date the SAR was granted, and (b) the number of shares of common stock subject to such SAR. In lieu of payment in shares of common stock, payment may be made in cash or partly in shares and partly in cash, as determined by the Committee.
     Under the Plan, SARs are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. SARs may become exercisable in full or in installments according to a vesting schedule that is not more rapid than ratably over a three (3)-year period following the effective date of the Award, as the Committee may determine. Unless otherwise determined by the Committee, SARs shall become fully vested and exercisable if the participant’s employment or service terminates due to retirement, death or disability. The term of the SAR shall be set by the Committee, and such term will be reduced if the participant’s employment or service to the Company is terminated. To the extent determined by the Committee, a participant may be deemed not to have a separation from service if the participant is immediately engaged by the Company or a subsidiary as a consultant or advisor or continues to serve the Company or a subsidiary as a Director or advisory Director. No SAR may be exercised after the tenth anniversary of the date the SAR was granted. The Committee may, at any time and without additional consideration, accelerate the date on which an SAR becomes exercisable. SARs to be settled in shares of common stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued to the grantee upon settlement of the SAR.
     Terms of Performance Awards. Performance Awards may be granted to participants as determined by the Committee. The Committee will determine the dates on which Performance Awards vest and any terms or conditions which must be satisfied prior to the vesting of any Performance Award. The Committee will establish performance goals from among those set forth in the Plan, and such goals will be specified in the Award agreement applicable to the Performance Award. Dividend equivalents will be credited to holders of performance units, but not paid until delivery of the shares. Performance Awards and any dividend equivalents will be paid out in shares of common stock, cash or any combination of the two, as the Committee may determine, on March 15th of the calendar year immediately following the close of the applicable performance period, subject to any deferral election that a participant may make with respect to performance units in accordance with the terms of the Plan and subject further to a six-month delay in distribution applicable to specified employees under Section 409A of the Code with respect to deferred performance units and dividend equivalents.
     Under the Plan, Performance Awards are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Unless otherwise determined by the Committee, in the event the participant’s employment or service terminates due to retirement, death or disability, the participant will earn a proportionate share of the Performance Award based upon the time elapsed since the grant date and the satisfaction of the prorated performance requirements. To the extent determined by the Committee, a participant may be deemed not to have a separation from service if the participant is immediately engaged by the Company or a subsidiary as a consultant or advisor or continues to serve the Company or a subsidiary as a Director or advisory Director. The Committee may, at any time and without additional consideration, accelerate the date on which a Performance Award becomes vested
     Effect of a Change in Control. In the event of a change in control (as defined in the Plan), each outstanding ISO, NQSO, SAR, Stock Award and Performance Award will become fully vested and in the case of vested stock options and SARs will become immediately exercisable.
     In the event of a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets (in each case as determined under regulations issued pursuant to Section 409A of the Internal Revenue Code), any previously deferred RSUs or performance units and dividend equivalents will be immediately delivered to the holder of such RSU or performance unit.
     Term of the Plan. The Plan will be effective upon shareholder approval. The right to grant Awards under the Plan will terminate upon the earlier of (a) the tenth anniversary of the effective date, or

27

(b) the date additional grants will cause the shares issued or issuable under the Plan to exceed the number of shares of common stock reserved for issuance under the Plan. The Board of Directors may suspend or terminate the Plan at any time, subject to the terms of the Plan.
     Amendment of the Plan. The Plan allows the Board to amend the Plan in certain respects without shareholder approval, unless such approval is required by law, regulation or otherwise.
     Integration. In the event of any conflict between the terms of the Plan or an Award agreement and the terms of a participant’s employment, change in control or other employment-related agreement with the Company, such employment, change in control or other employment-related agreement will govern.
     Certain Federal Income Tax Consequences. The following brief description of the material tax consequences of Awards granted under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.
          Stock Options. There are generally no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee’s alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.
     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.
          Restricted Stock. A participant who has been awarded Restricted Stock under the Plan and does not make an election under Section 83(b) of the Internal Revenue Code (the “Code”) will not recognize taxable income at the time of the Award. At the time any transfer or forfeiture restrictions applicable to the Restricted Stock lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the Restricted Stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.
     The Committee may prohibit participants from making an election under Section 83(b) of the Code. If a participant is permitted to make such an election and does so, he or she will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividends subsequently paid to the recipient on the Restricted Stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.
          SARs, RSUs and Performance Awards. Generally, an employee will not recognize any taxable income upon the grant of an SAR, an RSU or a Performance Award. At the time the employee receives the common stock or cash for the SAR, the RSU or the Performance Award, the fair market value of shares of common stock or the amount of any cash received generally is taxable to the employee as

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ordinary income, taxable as compensation. Subject to the discussion under “Certain Tax Code Limitations on Deductibility” below, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from SARs, RSUs or Performance Awards under the Plan.
          Certain Tax Code Limitations on Deductibility. Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation if certain requirements are satisfied.
          Requirements Regarding “Deferred Compensation.” Certain Awards and dividend equivalents under the Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code, a recently enacted provision governing “non-qualified deferred compensation plans.” Failure to comply with the requirements of the provisions of the Code regarding participant deferral elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the above discussion and to pay substantial penalties.
     Stock Option Accounting Treatment. On January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). SFAS 123R requires companies to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date estimated fair value of the award. That estimated cost will be recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).
     New Plan Benefits. The Company anticipates that grants of Awards will be made to non-employee Directors, advisory Directors, officers, employees, consultants and advisors on or after the effective date of the Plan. However, neither the Board nor the Human Resources Committee has made specific determinations regarding the timing or size of individual Awards. In making any such grants, the Human Resources Committee may consider any factors deemed relevant, including one or more of the following factors:
•	the need to attract and retain qualified employees and Directors;

•	the value of building employee and Director equity interests in the Company;

•	the value of providing incentives in the form of Awards to select consultants and/or advisors to the Company,

•	the Company’s financial performance;

•	the contributions of the Company’s employees and Directors to the Company’s success;

•	the advice of benefits consultants regarding peer comparisons and other competitive factors;

•	the impact of Awards on the Company’s results of operations and stock trading price;

•	various factors unique to the Company based on the Company’s recent conversion from a mutual to a stock form of organization;

•	with respect to vesting schedules and other award features, the impact of SFAS 123(R); and

•	the requirements of Section 162(m) of the Code.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
APPROVAL OF THE ROCKVILLE FINANCIAL, INC. 2006 STOCK INCENTIVE AWARD PLAN.
OTHER BUSINESS
     As of the date of this Proxy Statement, the Board of Directors knows of no matters to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
     Pursuant to the proxy solicitation regulations of the SEC, any shareholder proposal intended for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s 2007 Annual Meeting of Shareholders must be received by the Company by October 31, 2006 pursuant to the proxy solicitation regulations of the SEC. The Company’s 2007 Annual Meeting of Shareholders is currently scheduled to take place on April 25, 2007. Nothing in this paragraph shall be deemed to require Rockville to include in its proxy statement and form of proxy any shareholder proposal which does not meet the requirements of the Commission in effect at the time.
ANNUAL REPORTS
     Copies of the Company’s 2005 Annual Report to Shareholders accompanying this proxy statement are not a part of the proxy solicitation materials. Upon written request, we will provide any recipient of this proxy statement, free of charge, one copy of our complete Annual Report on Form 10-K for the year ended December 31, 2005, including all exhibits. Requests should be directed to Ms. Marliese L. Shaw, Investor Relations, Rockville Financial, Inc., 25 Park Street, Rockville, CT 06066.
     The Board of Directors urges each shareholder, whether or not he or she intends to be present at the Annual Meeting, to complete, sign and return the enclosed proxy as promptly as possible.

By Order of the Board of Directors

/s/ Judy Keppner

Judy Keppner Secretary

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Appendix A
ROCKVILLE FINANCIAL, INC.
ROCKVILLE BANK
Audit Committee Charter
For purposes of this Charter, the term “Bank” shall include Rockville Bank and Rockville Financial, Inc., its parent holding company, as appropriate.
I. PURPOSE
There shall be a Committee of the Board of Directors to be known as the Audit Committee (the “Committee”). The purpose of the Audit Committee is to provide assistance to the Bank’s Board of Directors in fulfilling its responsibilities relating to (i) the integrity of the Bank’s financial statements, the reporting process and the systems of internal controls regarding finance, accounting, legal and regulatory compliance and public disclosure of financial information; (ii) the annual independent audit of the Bank’s financial statements, the engagement of the independent auditor and the evaluation of the independent auditor’s qualifications, independence and performance; (iii) the performance of the Bank’s internal audit function; (iv) the performance of the Bank’s compliance function; and (v) the fulfillment of the other responsibilities set out herein. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Board of Directors, the independent auditors, the internal auditors, and Bank management.
II. COMPOSITION
The Audit Committee shall be comprised of at least three non-employee members of the Bank’s Board of Directors, all of whom are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member and all of whom satisfy the independence and expertise requirements of the NASDAQ, the Securities and Exchange Commission (the “SEC”) and any other applicable laws and regulations. At a minimum, a Director will not be considered “Independent” if, among other things, the Director has:
•	Been employed by the Bank or its affiliates in the current year or past three years.

•	Accepted any compensation from the Bank or its affiliates in excess of $60,000 during the previous fiscal year (except for board services, retirement plan benefits, or non-discretionary compensation).

•	An immediate family member who is, or has been in the past three years, employed by the Bank or its affiliates as an executive officer.

•	Been a partner, controlling shareholder or an executive officer of any “for profit” business to which the Bank made or from which it received, payments (other than those which arise solely from investments in the Bank’s securities) that exceed five percent of the Bank’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

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•	Been employed as an executive of another entity where any of the Bank’s executives serve on that entity’s compensation committee.
All of the members of the Audit Committee must have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee will qualify as an audit committee “financial expert” as defined by the SEC. The members of the Audit Committee shall be appointed by the Board of Directors on the recommendation of the Nominating Committee.
III. MEETINGS
The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. In addition, the Audit Committee will meet at least semi-annually in separate executive sessions with both the independent auditor and the internal auditor. At least annually, the Audit Committee will hold one executive session with the independent auditor at an off-site location.
IV. AUDIT COMMITTEE RESPONSIBILITIES
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine if the Bank’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
Administrative
1.	Review and reassess the adequacy of this Charter at least annually and recommend proposed changes to the Board of Directors for approval.
2.	Review at least annually with the full Board of Directors, the independence and expertise requirements of each Audit committee member. The results of such review including discussions and deliberations will be documented in the minutes of the Board meeting.
3.	Report regularly to the Board of Directors, making recommendations that the Audit Committee deems appropriate.
Financial Reporting
4.	Review the Bank’s quarterly financial statements and annual audited financial statements with management and the independent auditor prior to filing with the SEC, including any certification, report, opinion or review rendered by management or the independent auditor in connection with the foregoing.

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5.	Prepare the Audit Committee report required by the rules of the SEC to be included in the Bank’s annual proxy statement.
6.	Review earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, if any.
Independent Auditor
7.	Ensure the independent auditor is registered with the Public Company Accounting Oversight Board (PCAOB) and reports directly to the Audit Committee.
8.	At least annually, meet with the independent auditor to review the scope of their proposed audit of the Bank’s financial statements and the audit procedures to be used and formally approve the audit plan and engage the independent auditor. Tax services and other non-audit services not explicitly prohibited under section 201 of the Sarbanes-Oxley Act of 2002, may be provided by the independent auditor with the Audit Committee’s pre-approval.
9.	Oversee and evaluate the work of the independent auditor in connection with the preparation and issuance of any audit report or related work.
10.	Review with the independent auditor, any problems or difficulties the auditor may have encountered in preparing the Bank’s financial statements or other financial reports and any management letter provided by the auditor and management’s response. Resolve any disputes between management and the independent auditor that may have arisen in connection with the preparation of such statements and reports.
11.	Review with management and the independent auditor, the effect of regulatory and accounting initiatives and any correspondences with regulators or governmental agencies which raise material issues regarding the Bank’s financial statements or accounting policies.
12.	Obtain and review, at least annually, the independent auditor’s formal written report describing its independence and discuss all significant relationships which could impair its independence.
13.	Discuss matters required to be communicated to the Audit Committees in accordance with AICPA Statement on Auditing Standards (SAS) No. 61, Communication With Audit Committee.
Internal Auditor
14.	Engage the internal auditor to perform general internal auditing services to include departmental and functional internal audits, and if required by regulation or law,

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review and test management’s FDICIA or Sarbanes-Oxley section 404 assertions and documentation. The Internal Auditor will also perform regulatory consumer compliance audits.

15.	Review the internal audit function including the independence and authority of internal auditor’s reporting obligations, the proposed audit plan for the current year and the coordination of such plan with the independent auditor.

16.	Review significant findings of the internal auditor and management’s response to those findings.
Financial Reporting Principles and Internal Controls
17.	Consult with management, the independent auditor and the internal auditor regarding the integrity of the Bank’s financial reporting processes (internal and external) and meet with management to review the Bank’s major financial risk exposures and the steps management has taken to monitor and control such risks.
18.	Review and approve where appropriate any significant changes to the Bank’s accounting or auditing principles and practices as suggested by management, the independent auditor or the internal auditor as well as the adequacy of internal controls that could significantly affect the Bank’s financial statements.
19.	Review recommendations made by the independent or internal auditors and management’s response.
Other Duties
20.	Establish and ensure that procedures are in place for the receipt, retention and treatment of complaints received by the Bank regarding accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by Bank employees of concerns regarding questionable accounting or auditing matters. Annually review the Bank’s Whistleblower Policy and investigate matters brought to its attention through such policy.
21.	Oversee the Bank’s compliance function and ensure the overall compliance program and procedures are adequate.
V. INDEPENDENT AUDITOR RESPONSIBILITIES
1.	Each year the Independent Auditing Firm will present their Audit Plan and the estimated fees for performing the annual audit in the form of an engagement letter. This engagement letter will be presented to the Audit Committee for their approval and acceptance.

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2.	The Independent Auditors will meet with the Audit Committee to review the Audit Plan and results of their annual audit and to discuss any concerns of the Independent Auditors including those items cited in the Management Letter on the Bank’s internal control function.
3.	The Independent Auditors will discuss with the Audit Committee the matters required by Generally Accepted Auditing Standards (GAAS), FDICIA, and any other regulatory standards.
4.	The Independent Auditor will report directly to the Audit Committee concerning audit findings and recommendations, and administratively to the Chief Financial Officer.
VI. INTERNAL AUDITOR RESPONSIBILITIES
The objective of the Bank’s internal audit function is to ensure the Bank has established effective internal controls, and is in compliance with applicable laws, regulations and internal policies.
1.	Internal audit responsibilities will generally be outsourced to an outside firm that provides internal audit services. Not less than annually, the Audit Committee, with the assistance of management and the Internal Audit Manager, will evaluate whether or not the internal audit function should continue to be outsourced.
2.	The Internal Auditors will ensure that exceptions noted during regulatory exams, independent, or internal audits are addressed in a satisfactory manner.
3.	The Chairman of the Audit Committee will have authority to approve internal audit special investigations which have not been included as part of the current Audit Plan.
4.	The Internal Auditor will report directly to the Audit Committee concerning audit findings and recommendations, and administratively to the Controller, who will serve as the Internal Audit Manager.
VII. INTERNAL AUDIT MANAGER RESPONSIBILITIES
The Internal Audit Manager (IAM) function is currently being performed by the Vice President and Controller who in such capacity is generally responsible for overseeing the activity of the outsourced internal auditor and such oversight includes:
1.	Acting as the internal audit liaison ensuring material control weaknesses and audit findings by either the independent auditor or the internal auditor are reported to the Audit Committee.
2.	Ensuring audit plans and programs are adequate and result in a safe and sound operating environment.

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When the internal auditor audits the Fiscal Department, an individual, approved by the Audit Committee Chairman will serve as the Internal Audit Manager.
VIII. DELEGATION TO SUBCOMMITTEE
The Audit Committee may, at its discretion, delegate any portion of its duties and responsibilities to a subcommittee of the Audit Committee or a member of the Audit Committee as permitted by law or the rules of the NASDAQ.
IX. RESOURCES AND AUTHORITY
In discharging its responsibilities, the Audit Committee shall have full access to the Bank’s outside legal counsel, the independent auditor, members of other Board committees and anyone in the organization. In addition, the Audit Committee is empowered to investigate or authorize investigations into any matter brought to its attention with the full power to retain outside legal, accounting or other advisors without approval of the Board. The Committee shall determine, in its sole discretion, the level of funding to compensate such outside legal, accounting or other advisors and the Bank shall be obligated to make such funding available.
X. INTERNAL AUDIT CONTINGENCY PLAN
It is the policy of Rockville Bank to maintain a comprehensive program of internal auditing as an overall control measure and as a service to the organization. Its purpose is to aid executive management and management at operational levels in achieving business goals without undue risk as well as to assist the Audit Committee in carrying out their responsibilities as they relate to the Bank’s accounting policies, internal controls, and financial reporting practices.
Internal audit responsibilities are outsourced to an internal audit firm. They shall perform all the audit tests, procedures, and analyses necessary to assist the Board of Directors and management in meeting their regulatory safety and soundness requirements in accordance with the regulatory “Interagency Policy Statement on the Internal Audit Function and Its Outsourcing.”
In the event the current internal audit firm is no longer engaged, it is the intention of the Bank to engage another outside firm to perform the internal audit function. The Audit Committee, with the assistance of the Controller, will hire skilled temporary staff to carry out the audit plan until a permanent or temporary firm has been hired and has implemented an appropriate internal audit process for the Bank. The Bank will not engage its current Independent Accountants for the purpose of fulfilling the internal audit function.

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Appendix B
ROCKVILLE FINANCIAL, INC.
2006 Stock Incentive Award Plan
I. DEFINITIONS
1.1 “Advisory Director” means a person appointed to serve in such capacity by the Board of Directors of either the Holding Company or the Bank or the successors thereto.
1.2 “Affiliate” means any corporation that is a parent or subsidiary corporation (as Code Section 424(e) and Code Section 424(f) define those terms) with respect to the Holding Company.
1.3 “Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards or any combination thereof.
1.4 “Award Agreement” means an agreement setting forth the terms and provisions applicable to an Award or Awards granted to the Participant.
1.5 “Bank” means Rockville Bank, a Connecticut chartered savings bank.
1.6 “Beneficiary” means (a) in the event of the Disability or incompetence of a Participant, the person or persons who shall have acquired on behalf of such Participant by legal proceeding or otherwise the right to receive the benefits specified under this Plan, or (b) in the event of a Participant’s death, the person, persons, trust or trusts that have been designated by such Participant in his/her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.
1.7 “Board of Directors” means the Board of Directors of the Holding Company.
1.8 “Change in Control” has the meaning set forth in any employment, consulting, or other agreement between an Employer and the Participant. If there is no employment, consulting, or other agreement between an Employer and the Participant, or if such agreement does not define “Change in Control,” then “Change in Control” shall have the meaning specified by the Committee in connection with the grant of any Award; provided, however, that if the Committee does not so specify, “Change in Control” means the occurrence of any of the following events:

(a) the Holding Company, or the mutual holding company parent of the Holding Company, whether it remains a mutual holding company or converts to the stock form of organization (the “Mutual Holding Company”), merges into or consolidates with another corporation, or merges another corporation into the Holding Company or the Mutual Holding Company, and as a result, with respect to the Holding Company, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by “Persons” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act who were stockholders of the Holding Company immediately before the merger or consolidation or, with respect to the Mutual Holding Company, less than a majority of the directors of the resulting corporation immediately after the merger or consolidation were directors of the Mutual Holding Company immediately before the merger or consolidation;
(b) following a conversion of the Mutual Holding Company to the stock form of organization, any Person (other than any trustee or other fiduciary holding securities under an employee benefit plan of the Bank or the Holding Company), becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the resulting corporation representing 25% or more of the combined voting power of the resulting corporation’s then-outstanding securities;
(c) during any period of twenty-four months, individuals who at the beginning of such period constitute the Board of Directors of the Holding Company, and any new director (other than (i) a director nominated by a Person who has entered into an agreement with the Holding Company to effect a transaction described in subsections (a), (b) or (d) hereof, (ii) a director nominated by any Person (including the Holding Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (iii) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Holding Company representing 25% or more of the combined voting power of the Holding Company’s securities) whose election by the Board of Directors of the Holding Company or nomination for election by the Holding Company’s stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;
(d) the stockholders of the Holding Company approve a plan of complete liquidation of the Holding Company or an agreement for the sale or disposition by the Holding Company of all or substantially all of the Holding Company’s assets;
(e) any event which would be described in subsections (a), (c) or (d) if the term “Bank” were substituted for Holding Company therein and the term “Board of Directors of the Bank” were substituted for the term “Board of Directors of the Holding Company” therein; or
(f) the Board of Directors of the Holding Company adopts a resolution to the effect that, for purposes of this Plan, a Change in Control has occurred.
In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Mutual Holding Company, the Holding Company, the Bank or a subsidiary of any of them by the Mutual Holding Company, the Holding Company, the Bank or any subsidiary of any of them, or by any employee benefit plan maintained by any of them.
1.9 “Code” means the Internal Revenue Code of 1986, as amended.
1.10 “Committee” means the Human Resources Committee designated by the Board of Directors, the members of which are selected by and serve at the pleasure of the Board of Directors; provided, however, that the Committee shall at all times consist of at least two directors who are “outside directors” within the meaning of Section 162(m) of the Code, and “nonemployee directors” within the meaning of Exchange Act Rule 16b-3.
1.11 “Common Stock” means the Holding Company’s common stock, par value $0.01 per share.
1.12 “Director” means any individual who is a member of the Board of Directors.
1.13 “Disability” shall have the meaning set forth in any employment, consulting, or other agreement between an Employer and the Participant. If there is no employment, consulting, or other agreement between an Employer and the Participant, or if such agreement does not define “Disability,” then “Disability” shall mean either that (a) the Participant has been determined to be totally disabled by the Social Security Administration; or (b) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Bank.
1.14 “Dividend Equivalent” shall mean a right, provided automatically in connection with an Award of a Restricted Stock Unit or Performance Unit, to receive with respect to any dividend on the Common Stock, cash compensation from the Company equal to the dividend that would have been paid on the shares of Common Stock to be paid with respect to such Restricted Stock Unit or Performance Unit (or the Fair Market Value of such dividend, if such dividend would not have been paid in cash), if such shares had been issued and outstanding, fully vested and held by the Participant on the record date for payment of such dividend; provided, that if such Restricted Stock Unit or Performance Unit shall not be vested on the record date for payment of such dividend, such Dividend Equivalent shall not be paid until such Restricted Stock Unit or Performance Unit vests; and, provided further, that such payment of all Dividend

Equivalents may also be deferred pursuant to the deferral election with respect to such Restricted Stock Unit or Performance Unit.
1.15 “Effective Date” of an Award means the date of the grant as specified by the Committee. “Effective Date” of the Plan means the date the Plan is approved by shareholders of the Holding Company.
1.16 “Employee” means a person employed by the Holding Company, the Bank or an Affiliate in a common law employee-employer relationship.
1.17 “Employer” means the Holding Company with respect to its employees and each Affiliate or Subsidiary with respect to its employees.
1.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.19 “Exercise Price” means, in the case of a Stock Option, the price at which each share of Common Stock covered by the Stock Option may be purchased or, in the case of a Stock Appreciation Right, the Exercise Price established for the Stock Appreciation Right pursuant to Section 3.3(a).
1.20 “Fair Market Value” of a share of Common Stock under an Award means the closing price of the Common Stock on the NASDAQ Exchange on the Effective Date of the Award as reported on the Composite Tape and published in The Wall Street Journal, or, if there is no trading of the Common Stock on the Effective Date, then the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock.
1.21 “Holding Company” means Rockville Financial, Inc., a Connecticut chartered stock holding company for Rockville Bank.
1.22 “Incentive Stock Option” or “ISO” means a right to purchase a specified number of shares of Common Stock at a specified price, which is intended to comply with the terms and conditions for a tax-qualified stock option as set forth in Code Section 422, as such section may be in effect from time to time.
1.23 “Nonqualified Stock Option” or “NSO” means a right to purchase a specified number of shares of Common Stock at a specified price, which is not intended to comply with the terms and conditions for a tax-qualified stock option as set forth in Code Section 422, as such section may be in effect from time to time.
1.24 “Other Stock-Based Award” means an Award granted to a Participant, as described in Section 3.6 herein.
1.25 “Participant” means an Employee, a nonemployee Director, an Advisory Director or a consultant or advisor to the Holding Company of an Affiliate to whom the Committee has granted an Award under the Plan.

1.26 “Performance Goals” means performance goals established by the Committee prior to the grant of an Award based on the attainment of one or any combination of the following: (a) net earnings or net income (before or after taxes); (b) earnings per share; (c) sales growth; (d) net operating profit; (e) operating earnings; (f) operating earnings per share; (g) return measures (including, but not limited to, return on assets, capital, equity, or sales); (h) earnings including/excluding capital gains and losses; (j) gross or operating margins; (k) productivity ratios; (l) share price (m) expense targets; (n) margins; (o) operating efficiency; (p) customer satisfaction; (q) employee and/or agent satisfaction; (r) working capital targets; (s) economic value added; (t) revenue growth; and (u) asset growth or quality, in each case of the Holding Company or a Subsidiary, or a division or department of the Holding Company or a Subsidiary for or within which the Participant is primarily employed, and that are intended to qualify under Section 162(m) of the Code. Such Performance Goals also may be based upon attaining specified levels of performance under one or more of the measures described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m).
1.27 “Performance Share” and “Performance Unit” means an Award granted to a Participant, as described in Section 3.5 herein.
1.28 “Plan” means this Rockville Financial, Inc. 2006 Stock Incentive Award Plan.
1.29 “Restricted Stock” means an award of shares of Common Stock and a “Restricted Stock Unit” means an award of a right to receive shares of Common Stock in the future, with such shares of Common Stock or right to future delivery of such shares of Common Stock being subject to restrictions on transferability, a risk of forfeiture, and certain other terms and conditions under the Plan or as specified by the Committee. The restrictions on and risk of forfeiture of Restricted Stock or Restricted Stock Units generally will expire on a specified date, upon the occurrence of an event and/or on an accelerated basis under certain circumstances specified in the Plan or the Award Agreement relating to the Restricted Stock or Restricted Stock Units.
1.30 “Retirement” with respect to an Employee means Separation from Service with the Holding Company and all Affiliates after attaining ‘Normal Retirement Age’ as defined in the Bank’s defined benefit retirement plan; provided, however, that if the Employee is not covered by such plan, the Employee will be deemed to be covered by such plan for purposes of this determination; and provided further that should such plan cease to exist, ‘Normal Retirement Age’ shall mean the attainment of age sixty-five (65) and the completion of five (5) years of service with the Holding Company or an Affiliate. “Retirement” with respect to a nonemployee Director means Separation from Service from the board of directors of the Holding Company or any Affiliate pursuant to the mandatory retirement policy then applicable to board members; provided, however, that a nonemployee Director shall not be considered to be retired if he or she continues as an Advisory Director.

1.31 “Section 162(m)” means Code Section 162(m) and the Treasury Regulations thereunder.
1.32 “Separation from Service” means a cessation of the employee-employer relationship between a Participant and an Employer (other than by reason of transfer of the employee to another Employer) or a cessation of an individual’s Director or Advisory Director relationship with the Holding Company and all Affiliates.
1.33 “Stock Appreciation Right” means an Award granted to a Participant, as described in Section 3.3 herein.
1.34 “Stock Option” or “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 3.2 herein.
1.35 “Stock Award” means an Award made in shares of Common Stock or denominated in units of shares of Common Stock granted to a Participant, as described in Section 3.4 herein.
1.36 “Subsidiary” means any corporation or other entity, of which 50% or more of the normal voting power for the election of directors or other managers is owned, directly or indirectly, by the Holding Company.
II. THE PLAN
2.1 Purposes
The purposes of the Plan are to enable the Holding Company, the Bank and Subsidiaries to attract and retain exceptionally qualified Employees, nonemployee Directors and Advisory Directors upon whom the sustained growth and profitability of the Holding Company, the Bank and Subsidiaries will depend in large measure, to provide added incentive for such individuals to enhance the value of the Holding Company for the benefit of its stockholders, and to strengthen the mutuality of interests between Participants and the Holding Company’s stockholders by providing equity-based incentive awards. The Plan is intended to achieve these purposes through the granting of Awards.
2.2 Administration
(a) The Committee shall administer the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. The Committee may: (i) delegate any of its authority with respect to the Plan to any one or more of the members thereof or to an officer of the Holding Company or the Bank, other than any such delegation that would cause Awards or other transactions under the Plan to cease to be exempt from Section

16(b) of the Exchange Act or to cease to quality as “performance-based compensation” under Section 162(m) of the Code; and (ii) authorize any one or more of the Committee members or any officer of the Holding Company or the Bank to execute and deliver documents on behalf of the Committee. The Chairman of the Committee is hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards. Only the Committee may grant Awards under Article III of this Plan. No member of the Committee or any delegatee of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder.
(b) Subject to the express provisions of the Plan, the Committee alone (and not any delegatee of the Committee) shall have the authority to select individuals for participation in the Plan, determine the types, sizes, terms and provisions of Awards (which need not be identical), modify the terms of any Award, and authorize the exchange or replacement of Awards; provided, however, that: (i) no such modification, exchange or substitution shall be to the detriment of a Participant with respect to any Award previously granted without the affected Participant’s written consent; (ii) in no event shall the Committee be permitted to reduce the Exercise Price of any outstanding Option or Stock Appreciation Right or to exchange or replace an outstanding Option or outstanding Stock Appreciation Right with a new Option or Stock Appreciation Right with a lower Exercise Price, except pursuant to Section 4.1; and (iii) no such modification may cause any Award that a Participant or Beneficiary is entitled to receive under this Plan to become subject to an income tax penalty under Section 409A of the Code. Subject only to compliance with the express provisions of the Plan, the Committee may act in its sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan.
(c) The duties of the Committee or its delegatee shall also include, but shall not be limited to, making disbursements and settlements of Awards, creating trusts, and determining whether to defer or accelerate the vesting of, or the lapsing of restrictions or risk of forfeiture with respect to, Awards. Subject only to compliance with the express provisions of the Plan, the Committee or its delegatee may act in its sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan.
(d) Subject to paragraph (a) above and the express provisions of the Plan, the Committee or its delegatee shall have the authority to construe and interpret the Plan and any Award Agreement, to define the terms used in the Plan and any Award Agreement, to prescribe, amend and rescind rules and regulations relating to administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee or its delegatee on the foregoing matters shall be conclusive and binding on all persons.
(e) Notwithstanding any other provision of the Plan, if the Committee designates an Award as being intended to qualify as “performance-based compensation” under Section

162(m) of the Code, neither the Committee nor the Board of Directors shall have any power to take any action with respect to such Award, if the result would be to cause it to cease to qualify as “performance-based compensation” under Section 162(m).
2.3 Participation
(a) The following persons are eligible to receive Awards and participate in the Plan upon selection and approval by the Committee:
(i)	any Employee;

(ii)	any nonemployee Director or member of the board of directors of any Subsidiary;

(iii)	any Advisory Director; and

(iv)	any consultant or advisor to the Holding Company or an Affiliate.
In addition, any person who has been offered employment by the Holding Company or an Affiliate is eligible to be granted Awards, provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced employment.
(b) Participants shall be selected because they are in a position to have a significant impact on achieving the long-term profit and growth objectives of the Holding Company and/or a Subsidiary. An individual who has received Awards may, if otherwise eligible, be granted additional Awards if the Committee shall so determine, but no individual will have the right to receive an Award under the Plan, or, having received any Award, to receive a future Award. Awards granted under the Plan may be terminated or forfeited upon the occurrence of such events or in such circumstances, including at or following a Participant’s Separation from Service, as the Committee shall specify.
2.4 Shares Reserved for Plan
(a) Subject to adjustment as provided in Section 4.1, the total number of shares of Common Stock reserved and available for issuance in connection with Awards under the Plan shall be 1,224,405 shares. No more than 874,575 shares of Common Stock may be issued in connection with grants of Stock Options or Stock Appreciation Rights. Thus, subject to adjustment as provided in Section 4.1, no more than 874,575 shares of Common Stock may be issued in connection with grants of Incentive Stock Options. In applying the limits of this Section 2.4(a) to Stock Appreciation Rights, the number of shares of Common Stock covered by a Stock Appreciation Right shall count against the limit, regardless of the number of shares that might be issued upon the exercise of a Stock Appreciation Right. The total number of shares of Common Stock that may be issued in connection with the awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards under the Plan shall not exceed

349,830. The maximum number of shares of Common Stock with respect to which any one Employee may be granted Stock Options or Stock Appreciation Rights in any one calendar year or in the aggregate while this Plan is in effect shall be twenty-five percent (25%). The maximum number of shares of Common Stock with respect to which any one Director or member of the Board of Directors of a Subsidiary or any Advisory Director may be granted Stock Options or Stock Appreciation Rights in any one calendar year or in the aggregate while this Plan is in effect shall be five percent (5%) and the Directors, members of the Board of Directors of a Subsidiary and Advisory Directors in the aggregate, may not be awarded more than thirty percent (30%) of the shares of Common Stock as either Stock Options or Stock Appreciation Rights in any one calendar year or in the aggregate while this Plan is in effect. In addition, the maximum number of shares of Common Stock with respect to which any one Employee may be granted Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units in any one calendar year or in the aggregate while this Plan is in effect shall be twenty-five percent (25%). Moreover, the maximum number of shares of Common Stock with respect to which any one Director or member of the Board of Directors of a Subsidiary or any Advisory Director may be granted Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units in any one calendar year or in the aggregate while this Plan is in effect shall be five percent (5%) and the Directors, members of the Board of Directors of a Subsidiary and Advisory Directors in the Aggregate, may not be awarded more than thirty percent (30%) of the shares of Common Stock as Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units in any one calendar year or in the aggregate while this Plan is in effect. Except as contemplated by the provisions of Section 4.1(a) hereof, the Committee shall not increase the number of shares available for issuance in connection with Awards under the Plan or to any one individual as set forth above. In no event shall Awards be outstanding at any one time that have resulted or could result in the issuance of a number of shares of Common Stock in excess of the number then remaining reserved and available for issuance under the Plan.
(b) Shares of Common Stock subject to an Award under the Plan that are forfeited, canceled, settled or otherwise terminated without a distribution of Common Stock to the Participant will again be available for Awards under the Plan, as will (i) shares of Common Stock that are tendered (either actually or by attestation) to the Holding Company in satisfaction of the Exercise Price of, or in payment of any required income tax withholding for, a Stock Option or Stock Appreciation Right awarded under the Plan, and (ii) shares of Common Stock repurchased on the open market with remittances from the exercise of Stock Options or Stock Appreciation Rights granted under the Plan.
(c) Notwithstanding the foregoing, Awards granted through the assumption of, or in substitution or exchange for, similar awards in connection with the acquisition of another corporation or business entity shall not be counted for purposes of applying the above limitations on numbers of shares available for Awards generally or any particular kind of Award under the Plan.

(d) Any shares of Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.
III. AWARDS UNDER THE PLAN
3.1 In General
(a) Awards may be granted in accordance with the provisions of the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. Awards granted under the Plan may be granted either alone or in addition to any other Award granted under the Plan or any award granted under any other plan of the Holding Company or any Subsidiary, or any other right of a Participant to receive payment from the Holding Company or any Subsidiary.
(b) After the Committee has approved the grant of an Award to a Participant and established the applicable terms and conditions of the Award applicable to such Participant, such Participant shall be given written confirmation of such Award.
(c) Notwithstanding the following provisions of this Article III, the Board of Directors will have the authority to make Awards to nonemployee Directors in the number, and in such form as the Board of Directors determines from time to time.
3.2 Stock Options
Subject to the terms and provisions of the Plan, the Committee may award Stock Options to any Participant in the number, and in such form as the Committee shall from time to time determine. Stock Options shall be subject to such terms, conditions, restrictions and limitations as deemed appropriate by the Committee and, in addition, to the following terms and conditions:
(a) All Stock Options awarded under the Plan shall represent the right to purchase shares of Common Stock.
(b) The Exercise Price for each share of Common Stock covered by a Stock Option shall be determined and fixed by the Committee and shall be set forth in such Option; provided, however, that the Exercise Price shall in no event be less than the Fair Market Value of the Common Stock on the Effective Date of the Award, and provided, further, that in no event shall the Exercise Price be less than the par value of the Common Stock.
(c) Each Stock Option awarded under the Plan shall be evidenced by an Award Agreement to be executed between the Holding Company or an Affiliate and the person to whom such Option is granted, in a form that specifies the duration of the Option, the number of shares of Common Stock to which the Option pertains, the manner, time, and rate of exercise and/or vesting of the Option, and such other provisions as may be determined. The Award Agreement will also specify whether the Option is intended to be an ISO or an NSO, and whether reload options will be granted.
(d) The term of each Stock Option shall be not more than ten years from the Effective Date of grant, as the Committee shall determine, subject to earlier termination as provided in Section 3.2(j).
(e) Except as otherwise provided in Section 3.2(j) or Section 4.1(b), Stock Options awarded to a Participant shall become vested and exercisable according to a schedule that is not more rapid than ratably over a three (3) year-period following the Effective Date of the Award, subject to such conditions or exceptions as may be specified by the Committee in connection with the grant thereof and set forth in the Award Agreement, which need not be the same for each Award or for each Participant. Any shares covered by an exercisable Option may be purchased at any time after they become exercisable, and prior to the final expiration of the Option.
(f) Except as otherwise provided in a Participant’s Award Agreement, during its term an Option may be exercised only by the Participant, by his/her guardian or a legal representative upon the incapacity of the Participant, or by the Beneficiary upon the death of the Participant, by giving written notice of exercise to the Holding Company prior to expiration of the Option, specifying the number of shares to be purchased and accompanied by the payment of the aggregate Exercise Price therefor. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.
(g) No partial exercise of any Option may be for less than 100 shares or the number of shares remaining subject to such Option, whichever is less.
(h) The aggregate Exercise Price for all shares purchased pursuant to exercise of an Option shall be paid for at the time of such purchase and prior to the delivery of said shares in United States dollars, either (i) in cash or by check, bank draft or money order payable to the order of the Holding Company, or (ii) subject to the discretion of the Committee, through the delivery (actual or constructive) of previously acquired shares of Common Stock owned by the Participant, to the extent that such payment does not require the delivery of a fractional share of such previously acquired Common Stock, and provided that such previously acquired shares have been held by the Participant for at least six months, (iii) subject to the discretion of the Committee, through the authorization of a third party broker-dealer acceptable to the Holding Company to sell shares of Common Stock acquired upon exercise of the Option (or a portion thereof) and remit to the Holding Company a portion of the proceeds sufficient to pay the aggregate Exercise Price of, and the minimum amount of required income tax withholding payments relating to, such exercise, or (iv) a combination of (i), (ii) and (iii). The Award Agreement shall permit the Participant to elect to have the number of shares deliverable to the Participant as a result of the exercise reduced by a number sufficient to pay the amount the Holding Company or Affiliate determines to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of the Option. Previously acquired shares of Common Stock shall be valued at the closing prices of the Common Stock on the NASDAQ Exchange Composite Tape as of the date of exercise. Cashless exercise must meet the requirements of the Federal Reserve Board’s Regulation T and any applicable securities law restrictions.
(i) No Participant shall have any rights to dividends or other rights as a shareholder with respect to Common Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Common Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan. If and to the extent so determined by the Committee, shares of Common Stock issued upon exercise of an Option may be subject to limitations on transferability, risks of forfeiture, deferral of delivery or such other terms and conditions as the Committee may impose, subject to Section 4.5. Such terms and conditions may include required forfeiture of Options or gains realized upon exercise thereof, for a specified period after exercise, in the event the Participant fails to comply with conditions relating to non-competition, non-disclosure, non-solicitation or noninterference with employees, suppliers or customers and non-disparagement and other conditions specified by the Committee.
(j) Except as otherwise specified by the Committee at the time of grant and set forth in the Award Agreement, in the event of Separation from Service of a Participant from the Holding Company or a Subsidiary other than by reason of the Participant’s death, Disability or Retirement, any Options previously awarded to such Participant that have not become exercisable as of the date of Separation from Service shall be forfeited, and all other Options that are exercisable but have not been exercised as of the date of Separation from Service shall be exercisable for a period of ninety (90) days following the date of Separation from Service (but not after the expiration date of the Option) and shall, if not theretofore exercised, terminate upon the expiration of such ninety (90)-day period. To the extent determined by the Committee, a Participant may be deemed not to have a Separation from Service to the extent that the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a Director or Advisory Director. The foregoing notwithstanding, the Committee may, in its sole discretion, accelerate the vesting of unvested Options held by a Participant or extend the post-Separation from Service exercise period; provided, however, that the exercise period shall not be extended to a date later than the fifteenth day of the third month following the date at which, or December 31 of the calendar year in which, the Option would otherwise have expired if it had not been extended, based on the terms at the original Effective Date of the Option. If Separation from Service is by reason of the death, Disability or Retirement of the Participant, any Options not exercised as of the date of Separation from Service (including Options that are otherwise not yet exercisable) may be exercised by the Participant or the Participant’s Beneficiary at any time within five (5) years after the date of Separation from Service (but not after the expiration date of the Option) to the extent of the total number of shares subject to the Option.

(k) The grant and exercise of Options hereunder shall be subject to all applicable rules and regulations of governmental authorities. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, the Holding Company’s obligation to deliver shares upon exercise shall be conditioned upon such listing, registration, qualification, consent or approval, which shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may impose such restrictions on any Common Stock acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to the Common Stock.
(l) The holder of an Option granted under this Plan shall have no rights as a stockholder with respect to any shares of Common Stock covered by such Option until the date of issuance of a stock certificate for such shares. The Holding Company will issue, in the name of the Participant (or, if applicable, the executor(s), personal representative(s), or distributee(s) of a deceased Participant), stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after an exercise.
(m) Unless a Participant could otherwise transfer shares issued upon exercise of an Option without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the Effective Date of grant of an Option to the date of disposition of shares issued upon exercise of the Option.
(n) Notwithstanding any other provision of this Section 3.2, the following special provisions shall apply to any award of Incentive Stock Options:
(i) The Committee may award Incentive Stock Options only to Employees.
(ii) The Committee will not award an Incentive Stock Option under this Plan if it would cause the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during a calendar year (under all plans of the Holding Company and its Affiliates) to exceed $100,000.
(iii) If the Employee to whom the Incentive Stock Option is granted is a “Ten Percent Owner” of the Holding Company (as defined in subsection vii below), then: (A) the Exercise Price for each share subject to an Option will be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Effective Date of the Award; and (B) the Option will expire upon the earlier of (1) the time specified by the Committee in the Award Agreement, or (2) the fifth anniversary of the Effective Date of grant.
(iv) No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Holding Company’s shareholders approve the Plan. If such shareholder approval is not obtained within twelve (12) months after the Committee’s adoption of the Plan, then no Stock Options may be granted under the Plan that are intended to be Incentive Stock Options.
(v) The maximum number of shares of Common Stock with respect to which any one Participant may be granted Options that are intended to be Incentive Stock Options in any one calendar year will be 218,643; provided, however, that no Awards shall exceed the limits specified in Section 2.4(a).
(vi) An Incentive Stock Option must be exercised, if at all, within three (3) months after the Participant’s Separation from Service for a reason other than death or Disability and within twelve (12) months after the Participant’s Separation from Service for death or Disability. As determined by the Committee, a Participant may be deemed not to have a Separation from Service to the extent that the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a Director or Advisory Director; however, any Option originally designated as an ISO shall be treated as a NSO to the extent the Participant exercises such Option more than three (3) months following the Participant’s Separation from Service (without regard to any extended period during which he or she serves as consultant, Director or Advisory Director). As provided in Section 4.1, in the event of a Change in Control, all ISOs held by a Participant as of the date of the Change in Control shall immediately become fully vested and exercisable and shall remain exercisable until the expiration of the term of the Option regardless of Separation from Service; however, an Option originally designated as a ISO shall be treated as a NSO to the extent the Participant exercises such Option more than three (3) months after Separation from Service.
(vii) For purposes of this Section, “Ten Percent Owner” means an individual who, at the time a Stock Option is granted under this Plan, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Holding Company or any Affiliate.
(viii) Each Award Agreement with respect to an ISO shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 4211(b) of the Code (relating to certain disqualifying dispositions) within ten (10) days of such disposition.
(o) The Committee may provide for reload options in the Award Agreement evidencing an Option. Any reload feature will be subject to the following requirements:

(i) it must not be added to an already outstanding Option, but must be part of the Option as originally granted;
(ii) the reload must be automatic, not subject to the discretion of the Committee or anyone else;
(iii) it must have an Exercise Price at least equal to the Fair Market Value of the Common Stock at the time of reload;
(iv) it may be granted with respect only to previously-owned Common Stock used to pay the Exercise Price of the original Option, only if the Participant has owned the Common Stock used to pay the Exercise Price for at least six (6) months, and only with respect to Participants who are actively in service at the Effective Date of the grant;
(v) the Award Agreement that contains the reload feature must not permit multiple reloads ( i.e., no reload Options may be granted on Common Stock acquired through reload Options) and must subject any Option granted on reload to a vesting period of at least three (3) years;
(vi) unless expressly stated in the Award Agreement, reload Options will not be granted in connection with payment of tax withholding by tendering Common Stock owned by the Participant; and
(vii) it must limit the duration of reload Options, by providing that an Option granted on reload expires at the same time as the initial Option would have.
3.3 Stock Appreciation Rights
Subject to the terms and provisions of the Plan, the Committee may award Stock Appreciation Rights to any Participant in the number, and in such form as the Committee shall from time to time determine. Stock Appreciation Rights shall be subject to such terms, conditions, restrictions and limitations as deemed appropriate by the Committee and, in addition, to the following terms and conditions:
(a) All Stock Appreciation Rights awarded under the Plan shall entitle the Participant to whom it is granted, so long as the Stock Appreciation Right is exercisable and subject to such limitations as the Committee may have imposed, to surrender any then exercisable portion of the Stock Appreciation Right and to receive from the Holding Company in exchange therefore, without the payment of cash (except for applicable employee withholding taxes) that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value on the date of surrender of one share of Common Stock over the Exercise Price established by the Committee, which shall not be less than the Fair Market Value of a share of Common Stock on the Effective Date of the grant, and

(ii) the number of shares of Common Stock covered by the Stock Appreciation Right being surrendered. In lieu of payment in shares of Common Stock, payment may be made in cash or partly in shares, valued at such Fair Market Value, and partly in cash, all as shall be determined by the Committee. No fractional shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of shares will be rounded downward to the next whole Share.
(b) Each Stock Appreciation Right awarded under the Plan shall be evidenced by an Award Agreement to be executed between the Holding Company or an Affiliate and the person to whom such Stock Appreciation Right is granted, in a form that specifies the duration of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right pertains, the manner, time, and rate of exercise and/or vesting of the Stock Appreciation Right, and such other provisions as may be determined. A Stock Appreciation Right may not, however, include any feature for the deferral of compensation within the meaning provided by Section 409A of the Code.
(c) The term of each Stock Appreciation Right shall be not more than ten (10) years from the Effective Date of grant, as the Committee shall determine, subject to earlier termination as provided in Section 3.3(j).
(d) Except as otherwise provided in Section 3.3(j) or Section 4.1(b), Stock Appreciation Rights awarded to a Participant shall become vested and exercisable according to a schedule that is not more rapid than ratably over a three (3) year-period following the Effective Date of the Award, and subject to such conditions or exceptions as may be specified by the Committee in connection with the grant thereof, as specified by the Committee in connection with the grant thereof and set forth in the Award Agreement, which need not be the same for each Award or for each Participant.
(e) Except as otherwise provided in a Participant’s Award Agreement, during its term a Stock Appreciation Right may be exercised only by the Participant, by his/her guardian or a legal representative upon the incapacity of the Participant, or by the Beneficiary upon the death of the Participant, by giving written notice of exercise to the Holding Company prior to expiration of the Stock Appreciation Right. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.
(f) No partial exercise of any Stock Appreciation Right may be for less than 100 shares or the number of shares remaining subject to such Stock Appreciation Right, whichever is less.
(g) The Award Agreement shall permit the Participant to elect to have the number of shares or cash deliverable to the Participant as a result of the exercise reduced by a number sufficient to pay the amount the Holding Company or Affiliate determines to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of the Stock Appreciation Right.
(h) No Participant shall have any rights to dividends or other rights as a shareholder with respect to Common Shares subject to a Stock Appreciation Right until the Participant has given written notice of exercise of the Stock Appreciation Right, received Common Shares in payment thereof and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan. If and to the extent so determined by the Committee, shares of Common Stock issued upon exercise of a Stock Appreciation Right may be subject to limitations on transferability, risks of forfeiture, deferral of delivery or such other terms and conditions as the Committee may impose, subject to Section 4.5. Such terms and conditions may include required forfeiture of Stock Appreciation Rights or gains realized upon exercise thereof, for a specified period after exercise, in the event the Participant fails to comply with conditions relating to non-competition, non-disclosure, non-solicitation or noninterference with employees, suppliers or customers and non-disparagement and other conditions specified by the Committee.
(i) Except as otherwise specified by the Committee at the time of grant and set forth in the Award Agreement, in the event of Separation from Service of a Participant from the Holding Company or a Subsidiary other than by reason of the Participant’s death, Disability or Retirement, any Stock Appreciation Rights previously awarded to such Participant that have not become exercisable as of the date of Separation from Service shall be forfeited, and all other Stock Appreciation Rights that are exercisable but have not been exercised as of the date of Separation from Service shall be exercisable for a period of ninety (90) days following the date of Separation from Service (but not after the expiration date of the Stock Appreciation Right) and shall, if not theretofore exercised, terminate upon the expiration of such ninety (90)-day period. To the extent determined by the Committee, a Participant may be deemed not to have a Separation from Service to the extent that the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a Director or Advisory Director. The foregoing notwithstanding, the Committee may, in its sole discretion, accelerate the vesting of unvested Stock Appreciation Rights held by a Participant or extend the post-Separation from Service exercise period; provided, however, that the exercise period shall not be extended to a date later than the fifteenth day of the third month following the date at which, or December 31 of the calendar year in which, the Stock Appreciation Right would otherwise have expired if it had not been extended, based on the terms at the original Effective Date of the Stock Appreciation Right. If Separation from Service is by reason of the death, Disability or Retirement of the Participant, any Stock Appreciation Rights not exercised as of the date of Separation from Service (including Stock Appreciation Rights that are otherwise not yet exercisable) may be exercised by the Participant or the Participant’s Beneficiary at any time within five (5) years after the date of Separation from Service (but not after the expiration date of the Stock Appreciation Right) to the extent of the total number of shares subject to the Stock Appreciation Right.

(j) The grant and exercise of Stock Appreciation Rights hereunder shall be subject to all applicable rules and regulations of governmental authorities. Each Stock Appreciation Right shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Appreciation Rights or the payment of shares thereunder, the Holding Company’s obligation to deliver shares upon exercise shall be conditioned upon such listing, registration, qualification, consent or approval, which shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may impose such restrictions on any Common Stock acquired through exercise of a Stock Appreciation Right as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to the Common Stock.
(k) The holder of a Stock Appreciation Right granted under this Plan shall have no rights as a stockholder with respect to any shares of Common Stock covered by such Stock Appreciation Right until the date of issuance of a stock certificate for shares payable under such Stock Appreciation Right. The Holding Company will issue, in the name of the Participant (or, if applicable, the executor(s), personal representative(s), or distributee(s) of a deceased Participant), stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Appreciation Right as soon as reasonably practicable after an exercise.
(l) Unless a Participant could otherwise transfer shares issued upon exercise of a Stock Appreciation Right without incurring liability under Section 16(b) of the Exchange Act, at least six (6) months must elapse from the Effective Date of grant of a Stock Appreciation Right to the date of disposition of shares issued upon exercise of the Stock Appreciation Right.
3.4 Stock Awards
(a) Subject to the terms and provisions of the Plan, the Committee may grant Stock Awards to any Participant in the number and form, and subject to such restrictions on transferability and such other restrictions as the Committee may determine in its discretion, including without limitation the achievement of Performance Goals. A Stock Award made pursuant to this Section 3.4 shall become vested and exercisable ratably over a period of not fewer than five (5) years unless such award is performance-based, in which case vesting shall be as determined by the Committee as of the Effective Date of the grant of the Award.
(b) If a Participant so elects by filing a written election with the Committee in accordance with such procedures as the Committee may from time to time specify, the delivery of shares of Common Stock with respect to Stock Awards consisting of Restricted Stock Units and, if the deferral election so specifies, of the Dividend

Equivalents with respect thereto, shall be deferred until the date or dates specified in such election; provided, however, that any such deferral election shall be made either (i) before the Effective Date of the grant of such Restricted Stock Unit; or (ii) not later than thirty (30) days after the Effective Date of the Grant of such Restricted Stock Unit provided that the election is made at least twelve (12) months in advance of the date on which such Restricted Stock Unit vests; or (iii) not later than twelve (12) months in advance of the date on which such Restricted Stock Unit vests provided that such deferral election is not effective for twelve (12) months and the receipt of shares of Common Stock with respect to such Restricted Stock Unit is deferred for at least five (5) years from the date on which such shares would otherwise have been received except in the case of the Participant’s death or Disability.
(c) Restricted Stock granted under the Plan shall be evidenced by one or more certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Holding Company may either issue shares of Common Stock subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of physical possession of such certificates during the restriction period in which case each Participant granted such Restricted Stock shall deliver a stock power to the Holding Company, endorsed in blank, relating to the Restricted Stock, during the period when the Restricted Stock is nontransferable and/or subject to a risk of forfeiture, at the end of which period certificates evidencing such Restricted Stock shall be delivered to the Participant (unless such Restricted Stock has previously been forfeited pursuant to Section 3.4(e)). From the Effective Date of the Restricted Stock Award through the earlier of (i) the date such Restricted Stock is forfeited pursuant to Section 3.4(e) and (ii) the date certificates evidencing such Restricted Stock Award are delivered to the Participant, the Participant shall have all rights of a stockholder with respect to such shares, including but not limited to the right to receive all dividends and other distributions paid with respect thereto and to vote (in person or by proxy) such shares at any meeting of the stockholders of the Holding Company; provided, that any dividend or distribution that is not payable in cash shall be subject to the same restrictions on transferability and other restrictions as the Restricted Stock with respect to which it is paid and shall be treated for all purposes of the Plan as if it were part of the Restricted Stock Award.
(d) With respect to a Stock Award consisting of Restricted Stock Units, shares of Common Stock shall be issued on the date or dates that such shares vest in accordance with the terms of such Award (subject to any deferral election that may be made pursuant to Section 3.4(b)), at which time certificates evidencing such shares shall be delivered to the Participant (unless previously forfeited pursuant to Section 3.4(e)). From the Effective Date of an Award of a Restricted Stock Unit through the earlier of (i) the date such Restricted Stock Unit is forfeited pursuant to Section 3.4(e) and (ii) the date certificates evidencing the shares of Common Stock are delivered as provided hereinabove, the Participant shall be entitled to receive as compensation from the Holding Company Dividend Equivalents with respect thereto, but shall have none of the rights of a stockholder with respect to such shares; provided, however, that any such

Dividend Equivalents shall not be payable unless and until the date certificates evidencing the shares of Common Stock are delivered to the Participant as provided hereinabove; and, provided further, that if the deferral election made with respect to such Restricted Stock Unit specifies that the Dividend Equivalents with respect thereto will be deferred, the Dividend Equivalents will not be paid until the date or dates specified in such deferral election.
(e) Unless otherwise provided by the Committee, in the event of Separation from Service of a Participant other than by reason of the Participant’s death, Disability or Retirement, all Stock Awards and any related Dividend Equivalents granted to such Participant that have not fully vested on the date of Separation from Service shall be forfeited by such Participant and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall have any rights or interest in such Stock Awards or Dividend Equivalents, and the Participant’s name shall be deleted from the list of the Holding Company’s stockholders with respect to such shares. To the extent determined by the Committee, a Participant may be deemed not to have a Separation from Service to the extent that the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a Director or Advisory Director. The foregoing notwithstanding, the Committee may, in its sole discretion, accelerate the vesting of unvested Stock Awards held by a Participant. If Separation from Service is by reason of the death, Disability or Retirement of the Participant, all restrictions and risk of forfeiture with respect to Stock Awards and any Dividend Equivalents that have not fully vested on the date of Separation from Service shall lapse and all such Stock Awards and Dividend Equivalents shall become fully and irrevocably vested and paid in full to the Participant; provided, however, that any Restricted Stock Units and Dividend Equivalents deferred by a Participant as provided in Section 3.4(b) shall be paid only in accordance with such Participant’s written deferral election and, provided further, that no payment of a deferred Restricted Stock Unit or Dividend Equivalent shall be made to a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)(i)) on account of separation from service before the date that is six (6) months after the date of separation from service (within the meaning of Code Section 409A(a)(2)(B)(i)). Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.
(f) The Holding Company shall have the right to deduct from any settlement of a Stock Award, including the delivery or vesting of shares or Dividend Equivalents, an amount sufficient to cover withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit shares to be used to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable Award.

3.5 Performance Units and Performance Shares
(a) Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.
(b) Each Performance Unit shall have an initial value that is established by the Committee at the Effective Date of the grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Common Stock on the Effective Date of grant. The Committee shall set Performance Goals in its discretion which shall be set forth in an Award Agreement applicable to such Performance Unit or Performance Share. Such Award Agreement shall specify the material terms and conditions of the Award and such other provisions as the Committee shall determine. If an Award may be paid in shares of Common Stock, the Award Agreement shall specify the maximum number of shares of Common Stock that may be paid in connection with the Award. The extent to which the Performance Goals specified in the Award Agreement are met will determine the number and/or value of Performance Units and/or Performance Shares that will be paid to the Participant. For purposes of this Section 3.5, the time period during which the Performance Goals must be met shall be called a “Performance Period” and shall be set by the Committee in its discretion but shall be no shorter than twelve (12) months in duration.
(c) If a Participant so elects by filing a written election with the Committee in accordance with such procedures as the Committee may from time to time specify, the delivery of shares of Common Stock or payment of cash with respect to Performance Units shall be deferred until the date or dates specified in such election; provided, however, that any such deferral election with respect to any Performance Unit shall be made not later than six (6) months before the end of the Performance Period applicable to such Performance Unit.
(d) Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units and/or Performance Shares shall be entitled to receive payment on the number and value of Performance Units and/or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. The Committee shall determine, with respect to a Performance Period, if the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable payment. No Awards will be paid for such Performance Period until such certification is made by the Committee. The amount of the Award actually paid to a given Participant may be less than the amount determined by the applicable Performance Goal formula at the discretion of the Committee. Except as provided in Section 4.1, payment of earned Performance Units and/or Performance Shares shall be made on March 15th of the calendar year immediately following the close of the applicable Performance Period ((subject to any deferral election that may be made pursuant to Section 3.5(c)) unless previously forfeited pursuant to Section 3.5(h). Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units and/or Performance Shares in the form of cash or in shares of Common Stock (or in a combination thereof). Such shares may be paid subject to any restrictions deemed appropriate by the Committee.
(e) Performance Shares granted under the Plan shall be evidenced by one or more certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Performance Shares. The Holding Company may either issue shares of Common Stock subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of physical possession of such certificates during the restriction period in which case each Participant granted such Performance Shares shall deliver a stock power to the Holding Company, endorsed in blank, relating to the Performance Shares, during the period when the Performance Shares are nontransferable and/or subject to a risk of forfeiture, at the end of which period certificates evidencing such Performance Shares shall be delivered to the Participant (unless such Performance Shares have previously been forfeited pursuant to Section 3.5(h)). From the Effective Date of the Performance Shares Award through the earlier of (i) the date such Performance Shares are forfeited pursuant to Section 3.5(h) and (ii) the date certificates evidencing such Performance Shares Award are delivered to the Participant, the Participant shall have all rights of a stockholder with respect to such shares, including but not limited to the right to receive all dividends and other distributions paid with respect thereto and to vote (in person or by proxy) such shares at any meeting of the stockholders of the Holding Company; provided, that any dividend or distribution that is not payable in cash shall be subject to the same restrictions on transferability and other restrictions as the Performance Shares with respect to which it is paid and shall be treated for all purposes of the Plan as if it were part of the Performance Shares Award.
(f) From the Effective Date of an Award of a Performance Unit through the earlier of (i) the date such Performance Unit is forfeited pursuant to Section 3.5(h) and (ii) the date payment is made on such Award, the Participant shall be entitled to receive as compensation from the Holding Company Dividend Equivalents with respect thereto, but shall have none of the rights of a stockholder with respect to such shares; provided, however, that any such Dividend Equivalents shall not be payable unless and until the date payment is made on such Award as provided hereinabove; and, provided further, that if any deferral election made with respect to such Performance Unit specifies that the Dividend Equivalents with respect thereto will be deferred, the Dividend Equivalents will not be paid until the date or dates specified in such deferral election.
(g) Unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement, in the event the Participant has a Separation from Service by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units and/or Performance Shares which is prorated, as specified by the Committee in its discretion in the Award Agreement. Payment of earned Performance Units and/or Performance Shares together with any Dividend Equivalents shall be made on March 15th of the calendar year immediately following the close of the applicable Performance Period; provided, however, that any Performance Units and/or Dividend Equivalents deferred by a Participant as provided in Section 3.5(c) shall be paid only in accordance with such Participant’s written deferral election and, provided further, that no payment of a deferred Performance Unit or Dividend Equivalent shall be made to a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)(i)) on account of separation from service before the date that is six (6) months after the date of separation from service (within the meaning of Code Section 409A(a)(2)(B)(i)).
(h) In the event that a Participant has a Separation from Service during a Performance Period for any reason other than those reasons set forth in Section 3.4(g), all Performance Units and/or Performance Shares and/or Dividend Equivalents shall be forfeited by the Participant to the Holding Company, unless determined otherwise by the Committee in the Participant’s Award Agreement. To the extent determined by the Committee, a Participant may be deemed not to have a Separation from Service to the extent that the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a Director or Advisory Director.
(i) The Holding Company shall have the right to deduct from any settlement of a Performance Share or Performance Unit Award, including the delivery or vesting of shares or Dividend Equivalents, an amount sufficient to cover withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit shares to be used to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable Award.
3.6 Other Stock-Based Awards
(a) The Committee, in its sole discretion , may grant other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of shares of Common Stock (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions as the Committee shall determine, including, without limitation, the right to receive one or more shares (or the equivalent cash value of such shares) as an outright bonus or upon the completion of a specified period of service, the occurrence of an event and/or the attainment of Performance Goals. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such other Stock-Based Awards shall be settled in cash, shares or a combination of cash and shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof.) Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 3.6.

IV. OTHER PROVISIONS
4.1 Adjustments Upon Corporate Changes
(a) Without limiting the provisions of subsection (b) of this Section 4.1, in the event that (i) the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Holding Company upon a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise, or (ii) the Holding Company makes any extraordinary distribution of cash or property on the Common Stock, the Committee shall make an appropriate and proportionate adjustment in the number and kind of shares reserved and available for issuance under the Plan, in the Awards theretofore granted (if necessary to avoid an adverse effect on the value of such Awards), and in the number and kind of shares subject to outstanding Stock Options or Stock Appreciation Rights and the exercise price thereof, provided that no such adjustment shall cause any such Award to become subject to an income tax penalty under Section 409A of the Code.
(b) Notwithstanding any other provision of the Plan, in the event of a Change in Control, all restrictions and risks of forfeiture on Awards (other than those imposed by law or regulation) shall lapse, all deferral or vesting periods relating to Awards shall immediately expire, and (i) all unexercised Options and Stock Appreciation Rights shall become immediately and fully exercisable; (ii) all shares of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards not previously vested shall vest immediately and be delivered to the Participant entitled thereto; and (iii) all deferred Dividend Equivalents not previously paid shall be immediately paid over to the Participant entitled thereto. The foregoing notwithstanding, Restricted Stock Units, Performance Units and Dividend Equivalents deferred in accordance with Sections 3.4(b) or 3.5(c) shall be immediately delivered to the Participant entitled thereto only if the Change in Control constitutes a “change in the ownership or effective control of” the Holding Company, or a change in the ownership of a substantial portion of the Holding Company’s assets (in each case as determined under regulations issued pursuant to Section 409A(a)(2)(A)(v) of the Code).
(c) The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards and restriction periods in recognition of unusual or nonrecurring events affecting the Holding Company or any Subsidiary or the financial statements of the Holding Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that no such modification shall be made to the detriment of a Participant with respect to any Award previously granted; and provided, further, that no such modification may be made if the result would be to cause an Award that was previously qualified as “performance-based compensation” under Section 162(m) to cease to so qualify or that would cause any

Award that a Participant or Beneficiary is entitled to receive under this Plan to become subject to an income tax penalty under Section 409A of the Code.
(d) In the event of a Change in Control that involves a purchase of Common Stock for cash, the Committee can implement or negotiate a procedure whereunder all Participants’ unexercised Options may be cashed out as part of the purchase transaction, without requiring exercise, for the difference between the purchase price and the Exercise Price. In the event of a Change in Control which is a merger or consolidation in which the Holding Company is not the surviving corporation or which results in the acquisition of substantially all the Holding Company’s outstanding Common Stock by a single person or entity or by a group of persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the Holding Company’s assets (a “Covered Transaction”), the Committee shall have the discretion to provide for the termination of all outstanding Options and Stock Appreciation Rights as of the effective date of the Covered Transaction; provided, that, if the Covered Transaction follows a Change in Control or would give rise to a Change in Control, no Option or Stock Appreciation Right will be so terminated (without the consent of the Participant) prior to the expiration of twenty (20) days following the later of (i) the date on which the Award became fully exercisable and (ii) the date on which the Participant received written notice of the Covered Transaction.
(e) All obligations of the Holding Company under the Plan or any Award Agreement will be binding on any successor to the Holding Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business and/or assets of the Holding Company, or a merger, consolidation, or otherwise.
4.2 Rights of Participants and Beneficiaries
(a) Nothing contained in the Plan (or in any documents evidencing an Award) shall confer upon any Participant any right to continue in the service or employ of his/her Employer or constitute any contract or agreement of employment or service, or interfere in any way with the right of such Employer to reduce such Participant’s compensation from the rate in effect at the time of an Award or to terminate such Participant’s employment or service with or without cause, but nothing contained herein or in any document evidencing an Award shall affect any other contractual rights of a Participant. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants.
(b) All settlements of Awards shall be made hereunder only to the Participant or his or her Beneficiary entitled thereto pursuant to the Plan. Neither the Holding Company nor any Subsidiary shall be liable for the debts, contracts, or engagements of any Participant or his or her Beneficiary, and rights relating to Awards under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of an Employer; nor shall any Participant or his or her Beneficiary have any right to assign, pledge or hypothecate any benefits or rights hereunder except as provided in Section 4.7.

(c) No fractional shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
4.3 Governing Law
To the extent not preempted by federal law, this Plan, any Award Agreement, and documents evidencing Awards or rights relating to Awards shall be construed, administered and governed in all respects under and by the laws of the State of Connecticut, without giving effect to its conflict of laws principles. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.
4.4 Withholding
The Holding Company shall have the right to deduct any sums that federal, state, local or foreign tax laws may require to be withheld with respect to Awards, settlement of Awards, and the payment of dividends and Dividend Equivalents. Subject to the rules and regulations of the Committee, this authority shall permit (but shall not obligate) the Holding Company to withhold and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, including tax obligations in excess of mandatory withholding requirements (but not in excess of the maximum marginal tax rate). The Holding Company may require, as a condition to issuing or delivering shares of Common Stock or cash in settlement of Awards or as payment of dividends or Dividend Equivalents, that the Participant pay to the Holding Company any sums that may be required to satisfy any applicable withholding tax, and unless otherwise determined by the Committee, the minimum withholding requirement may be settled with shares of Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, in accordance with procedures established by the Committee. The Holding Company shall have no obligation to advise any Participant of the existence of any tax or the amount that the Holding Company will be required to withhold.
4.5 Amendment and Termination of Plan and Awards
Notwithstanding anything herein to the contrary other than the last sentence of Section 2.2, the Committee may at any time and from time to time, terminate or suspend the Plan or amend or modify any of its provisions and the terms and provisions of any Awards theretofore made to Participants that have not been settled; provided, however, that any such termination, suspension, amendment, or modification of the Plan shall be subject to the approval of the Holding Company’s stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted, and provided, further, that, without the consent of an affected Participant, no termination, suspension, amendment, or modification of the Plan or any outstanding Award may impair the rights of such Participant under any Award theretofore granted; and provided, further, that no such modification may be made if the result would be to cause an Award that was previously qualified as “performance-based compensation” under Section 162(m) to cease to so qualify or would cause any Award that a Participant or Beneficiary is entitled to receive under this Plan to become subject to an income tax penalty under Section 409A of the Code; and provided, further, that the provisions of Section 4.1(b) of the Plan shall not be amended in any respect following a Change in Control.
4.6 Unfunded Status of Awards
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Holding Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Holding Company’s obligations under the Plan to deliver cash, shares of Common Stock, other Awards, or other property pursuant to any Award or to provide other benefits, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of any trust established under the Plan may be authorized to dispose of trust assets and reinvest proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.
4.7 Restrictions on Transferability
Except as otherwise provided by the Committee, Awards under the Plan are not transferable other than to a Beneficiary designated by the Participant in the event of a Participant’s death, or by will or the laws of descent and distribution or pursuant to a domestic relations order, as defined by Section 414(p)(1)(B) of the Code. An Award Agreement for a grant of Nonqualified Stock Options may permit or may be amended to permit the Participant who received the Stock Option, at any time prior to the Participant’s death, to assign all or any portion of the Option granted to him or her to: (a) the Participant’s spouse or lineal descendants; (b) the trustee of a trust for the primary benefit of the Participant, the Participant’s spouse or lineal descendants, or any combination thereof; (c) a partnership of which the Participant, the Participant’s spouse and/or lineal descendants are the only partners; (d) custodianships for lineal descendants under the Uniform Transfers to Minors Act or any other similar statute; or (e) upon the termination of a trust by the custodian or trustee thereof, or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minors Act or other similar statute, to the person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive Options held in trust, partnership or custody. In such event, the spouse, lineal descendant, trustee, partnership or custodianship will be entitled to all of the Participant’s rights with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Award Agreement. Any such assignment will be permitted only if: (x) the Participant does not receive any consideration therefor; (y) the assignment is expressly permitted by the applicable Award Agreement; and (z) the assignment is permitted under the Code and Rule 16b-3 under the Exchange Act and would not constitute an impermissible acceleration under Section 409A of the Code. The Committee’s approval of an Award Agreement with assignment rights shall not require the Committee to include such assignment rights in an Award Agreement with any other Participant. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and the Participant shall deliver a copy thereof to the Committee on or prior to the effective date of the assignment. An assignee or transferee of a Stock Option must sign an agreement with the Holding Company to be bound by the terms of the applicable Award Agreement. Assignments of Awards made pursuant to this Section 4.7 shall be subject to a one-time administrative charge of $150, which will be deducted from the settlement of the Award or payable by the Participant as the Committee shall direct.
4.8 Effective Date
The Plan will be effective as of the date of approval of the Plan by the holders of (a) a majority of the shares present and voting at the Holding Company’s 2006 annual meeting of shareholders held by shareholders other than the Holding Company and (b) a majority of the total shares present and voting at such meeting, in each case without regard to broker non-votes or proxies marked ABSTAIN. The Committee may make Awards under the Plan at any time on or after the Effective Date and before the termination of the Plan. The Plan will terminate upon the earliest of (i) the tenth anniversary of the Effective Date, (ii) the tenth anniversary of the date the Holding Company’s stockholders approve the Plan, or (iii) the date on which the Committee terminates the Plan in accordance with Section 4.5; provided, however, that upon Plan termination, all Awards outstanding under the Plan will continue to have full force and effect in accordance with the terms of the Award Agreement evidencing such Award.
4.9 Restrictive Covenants
An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches the noncompete, nonsolicitation, nondisclosure or other provisions of the Award Agreement, whether during or after Separation from Service, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, the Participant will:
(a) forfeit any and all Awards granted to him or her under the Plan, including Awards that have become vested and exercisable; and/or
(b) forfeit the profit the Participant has realized on the exercise of any Stock Options or Stock Appreciation Rights, which is the difference between the Stock Options’ or Stock Appreciation Rights’ Exercise Price and the Fair Market Value of any Stock Option or

Stock Appreciation Right the Participant exercised after Separation from Service and within the six (6)-month period immediately preceding the Participant’s Separation from Service (the Participant may be required to repay such difference to the Holding Company).
4.10 Other Benefit and Compensation Programs
      Unless otherwise determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant’s compensation for purposes of calculating payments or benefits from any Holding Company or Affiliate benefit plan, severance program or severance pay law of any country.
4.11 Notice
Any notice or other communication required or permitted under the Plan must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense. Notice will be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail or, if sent by overnight courier, on the regular business day following the date sent. Notice to the Holding Company should be sent to Rockville Financial, Inc., 1645 Ellington Road, South Windsor, CT 06074, Attention: Senior Vice President — Human Resources and Organizational Development Officer. Notice to the Participant should be sent to the address set forth on the Holding Company’s records. Either party may change the address to which the other party must give notice under this Section by giving the other party written notice of such change, in accordance with the procedures described above.
4.12 Legal Construction
(a) Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.
(b) The granting of Awards and the issuance of share and/or cash payouts under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals by governmental agencies or national securities exchanges as may be required.
(c) As to any individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Holding Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

4.13 Integration
In the event of any conflict or ambiguity between this Plan and an employment, change in control or other agreement relating to compensation and benefits executed by a Participant and the Company or its Affiliate (collectively, an “employment agreement”), the provisions of the employment agreement shall govern, but the Participant shall not be entitled to any Award or other payment or benefit under this Plan which duplicates any award, payment or benefit received or receivable by the Participant under such employment agreement.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
		ROCKVILLE FINANCIAL, INC.		For	With- hold
ANNUAL MEETING OF SHAREHOLDERS ON AUGUST 22, 2006		1.	Election of one Director for a four year term: David A. Engelson	☐	☐

     The undersigned being a shareholder of Rockville Financial, Inc. hereby appoints Albert J. Kerkin, Jr., Betty R. Sullivan and Michael A. Bars, or each of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the 2006 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on August 22, 2006, at Maneeley’s Banquet Facility, 65 Rye Street, South Windsor, Connecticut 06074, and at any adjournments thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.
				For	Against	Abstain

		2.	Approval of the Rockville Financial, Inc. 2006 Stock Incentive Award Plan.	☐	☐	☐

		3.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current year	☐	☐	☐

			MARK HERE IF YOU PLAN TO ATTEND THE MEETING.			☐
The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     This proxy will be voted as directed or, if no direction is given, will be voted "FOR" the nominee under Proposal 1, "FOR" the approval of the 2006 Stock Incentive Award Plan in Proposal 2, "FOR" the ratification of Rockville Financial’s appointment of independent auditors in Proposal 3; and in accordance with the determination of a majority of the Board of Directors as to any other matters. If the proxy is not marked to withhold authority to vote for the nominee, it will be voted FOR the nominee.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

+	+

Ã	Detach above card, sign, date and mail in postage paid envelope provided. ROCKVILLE FINANCIAL, INC.	Ã

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on the Revocable Proxy. If it is inaccurate, please include your correct address below.
     Please date this Revocable Proxy and sign, exactly as your name(s) appears on your stock certificate. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.